TAX-FREE
INVESTMENTS CO.

                              PROSPECTUS
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INSTITUTIONAL               Tax-Free Investments Co. (the "Company") is a
CASH RESERVE               mutual fund designed for institutions and
SHARES                     individuals seeking current income which is exempt
                           from federal income taxes. Pursuant to this
JULY 24, 1998              Prospectus, the Company offers shares representing
                           interests in Institutional Cash Reserve Shares (the
                           "Institutional Class") of its Cash Reserve
                           Portfolio.

                            The Cash Reserve Portfolio is a "money market
                           fund," the investment objective of which is the generation of as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term municipal obligations. The Cash
                           Reserve Portfolio attempts to maintain a constant net asset value of $1.00 per share. No assurance can be given that such a net asset value can be maintained.

                            This Prospectus relates solely to the Institutional
                           Class. The Institutional Class is offered primarily to banks and other institutions acting for them-selves or in a fiduciary, advisory, agency, custodial or similar capacity, and is designed as a convenient and economical vehicle in which such institutions can invest short-term cash reserves.
                           Another class of shares of the Cash Reserve
                           Portfolio, the Private Investment Class, is offered to individuals and to financial institutions pursuant to a separate prospectus.

                            THESE SECURITIES HAVE NOT BEEN APPROVED OR
                           DISAPPROVED BY THE SECURITIES AND EXCHANGE
                           COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                           THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                           IS A CRIMINAL OFFENSE.

                            THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A
                           PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE COMPANY
                           AND THE SHARES PRIOR TO INVESTING AND SHOULD BE READ
                           AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF
                           ADDITIONAL INFORMATION DATED JULY 24, 1998 HAS BEEN
                           FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                           (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE.
                           A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS
                           INCLUDED AS AN APPENDIX TO THIS PROSPECTUS. THE SEC
                           MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT
                           CONTAINS MATERIAL INCORPORATED BY REFERENCE AND
                           OTHER INFORMATION REGARDING THE COMPANY.

                            SHARES OF THE CASH RESERVE PORTFOLIO ARE NOT
                           DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
                           ENDORSED BY, ANY BANK, AND THE CASH RESERVE
                           PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR
                           GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL
                           DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                           BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE
                           THAT THE CASH RESERVE PORTFOLIO WILL BE ABLE TO
                           MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                           SHARE. SHARES OF THE CASH RESERVE PORTFOLIO INVOLVE
[LOGO APPEARS HERE]        INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
Fund Management Company    PRINCIPAL.

11 Greenway Plaza

Suite 100
Houston, TX 77046-1173
(800) 659-1005

                          ORGANIZATION OF THE COMPANY

 The Company is a Maryland corporation organized as an open-end, diversified, series investment company, which currently has one portfolio, the Cash Reserve Portfolio, which is referred to herein as the "Portfolio."

 The Portfolio currently offers two classes of shares, the Institutional Cash Reserve Shares and the Private Investment Class. The Institutional Cash Reserve Shares, offered pursuant to this Prospectus, are referred to herein as the "In-stitutional Class." The Institutional Class is offered primarily to banks and other institutions investing for themselves or in a fiduciary, advisory, agen-cy, custodial or other similar capacity.

 THIS PROSPECTUS RELATES SOLELY TO THE INSTITUTIONAL CLASS. The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Institutional Class will bear directly or indirectly.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases
  (as a percentage of offering price).....................................  None
 Maximum sales load on reinvested dividends
  (as a percentage of offering price).....................................  None
 Deferred sales load (as a percentage of original
  purchase price or redemption proceeds, as applicable)...................  None
 Redemption fees (as a percentage of amount
  redeemed, if applicable)................................................  None
 Exchange fee.............................................................  None
ANNUAL OPERATING EXPENSES OF THE SHARES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management fees*......................................................... 0.16%
 Other expenses........................................................... 0.04%
                                                                           -----
 Total operating expenses of the shares*.................................. 0.20%
                                                                           =====

------
 * After fee waivers. Had there been no fee waivers during the fiscal year, management fees would have been 0.23% and total fund operating expenses would have been 0.27%. A beneficial holder of shares of the Institutional Class should also consider the effect of any account fees charged by the fi-nancial institution managing his or her account.


EXAMPLE

 An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

    1 year..................................................................  $2
    3 years.................................................................  $6
    5 years................................................................. $11
   10 years................................................................. $26

THE EXAMPLES SHOWN IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and Invest With Discipline and AIM Bank Connection are service marks of A I M Management Group Inc.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share income and capital changes for a share out-standing during the fiscal years ended March 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, the eleven months ended March 31, 1989 and the fis-cal year ended April 30, 1988. The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Infor-mation.

                                                                    MARCH 31,
                     --------------------------------------------------------------------------------------------------------
                       1998         1997       1996        1995        1994       1993       1992        1991        1990
                     --------     --------  ----------  ----------  ----------  --------  ----------  ----------  ----------
Net asset value,
beginning of
period               $   1.00        $1.00       $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00
----------------     --------     --------  ----------  ----------  ----------  --------  ----------  ----------  ----------
Income from
investment
operations:
 Net investment
 income                  0.03         0.03        0.04        0.03        0.02      0.03        0.04        0.06        0.06
----------------     --------     --------  ----------  ----------  ----------  --------  ----------  ----------  ----------
Less
distributions:
 Dividends from
 net investment
 income                 (0.03)       (0.03)      (0.04)      (0.03)      (0.02)    (0.03)      (0.04)      (0.06)      (0.06)
----------------     --------     --------  ----------  ----------  ----------  --------  ----------  ----------  ----------
Net asset value,
end of period        $   1.00        $1.00       $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00
================     ========     ========  ==========  ==========  ==========  ========  ==========  ==========  ==========
Total return             3.55%        3.33%       3.67%       3.06%       2.33%     2.66%       4.09%       5.68%       6.22%
================     ========     ========  ==========  ==========  ==========  ========  ==========  ==========  ==========
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $896,904     $966,567  $1,009,039  $1,009,891  $1,040,595  $994,828  $1,191,209  $1,156,557  $1,114,813
================     ========     ========  ==========  ==========  ==========  ========  ==========  ==========  ==========
Ratio of
expenses to
average net
assets(b)                0.20%(c)     0.20%       0.20%       0.20%       0.20%     0.20%       0.20%       0.20%       0.20%
================     ========     ========  ==========  ==========  ==========  ========  ==========  ==========  ==========
Ratio of net
investment
income to
average net
assets(d)                3.49%(c)     3.27%       3.59%       3.01%       2.30%     2.66%       4.00%       5.52%       6.03%
================     ========     ========  ==========  ==========  ==========  ========  ==========  ==========  ==========
                                    APRIL 30,
                        1989           1988
                     -------------- -----------
Net asset value,
beginning of
period                    $1.00          $1.00
-------------------- -------------- -----------
Income from
investment
operations:
 Net investment
 income                    0.05           0.04
-------------------- -------------- -----------
Less
distributions:
 Dividends from
 net investment
 income                   (0.05)         (0.04)
-------------------- -------------- -----------
Net asset value,
end of period             $1.00          $1.00
==================== ============== ===========
Total return               5.67%(a)       4.56%
==================== ============== ===========
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $1,062,479     $1,192,604
==================== ============== ===========
Ratio of
expenses to
average net
assets(b)                  0.20%(a)       0.21%
==================== ============== ===========
Ratio of net
investment
income to
average net
assets(d)                  5.52%(a)       4.47%
==================== ============== ===========

(a)Annualized.
(b) After waiver of advisory fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and/or expense reimbursements were 0.27%, 0.26%, 0.26%, 0.26%, 0.28%, 0.26%,
    0.26%, 0.27%, 0.28%, 0.28% (annualized) and 0.29%, for the periods 1998-
    1988, respectively.
(c) Ratios are based on average net assets of $998,079,371.
(d) After waiver of advisory fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of advisory fees and/or expense reimbursements were 3.42%, 3.21%, 3.53%, 2.95%, 2.22%,
    2.60%, 3.94%, 5.46%, 5.95%, 5.44% (annualized) and 4.40%, for the periods
    1998-1988, respectively.

                           SUITABILITY FOR INVESTORS

 The Institutional Class is intended for use by banks and other institutions, investing for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity. The Institutional Class is designed to be a convenient and economical vehicle in which such shareholders can invest in high quality municipal obligations with remaining maturities of 397 days or less while main-taining liquidity. The municipal obligations purchased for investment by the Portfolio are hereinafter referred to as "Municipal Securities."

 Shares of the Institutional Class may not be purchased directly by individu-als, although institutions may purchase the Institutional Class for accounts maintained for individuals. Prospective investors should determine if an in-vestment in the Institutional Class is consistent with the investment objec-tives of their clients and with applicable state and federal laws and regula-tions. Certain financial institutions may impose changes in connection with opening or maintaining their customers' accounts or for providing recordkeeping or sub-accounting services with respect to the Institutional Class. Beneficial owners of the Institutional Class held of record by an institutional investor should read this Prospectus in light of the terms governing their institutional accounts, and should obtain from such institution information concerning any recordkeeping, account maintenance or other fees charged to their accounts. The minimum amount required for an initial investment in the Institutional Class is $1 million.

 An investment in the Institutional Class may relieve the institution of many of the investment and administrative burdens encountered when investing in Mu-nicipal Securities directly, including: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. At the same time, the expenses of the Company attributable to the Institutional Class are ex-pected to be relatively small due primarily to the fact that there will be only a small number of shareholders in the Institutional Class. These shareholders of the Institutional Class do not need many of the services provided by other tax-exempt investment companies, thereby resulting in lower transfer agent fees and costs for printing reports and any necessary proxy statements. In addition, sales of the Institutional Class to institutions acting for themselves or in a fiduciary capacity are exempt from the registration requirements of most state securities laws, thereby resulting in reduced state registration fees.

 It is anticipated that most shareholders of the Institutional Class will per-form their own sub-accounting.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

 The investment objective of the Portfolio is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term Municipal Securities. This objective will not be changed without the approval of a majority of the Portfolio's outstanding shares (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")).

 There can be no assurance that the Portfolio will achieve its investment ob-jective.

MUNICIPAL SECURITIES

 Municipal Securities include debt obligations issued to obtain funds for vari-ous public purposes, including the construction of a wide range of public fa-cilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public insti-tutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to pro-vide for the construction, equipment, repair or improvement of privately oper-ated facilities. As used in this Prospectus and the Statement of Additional In-formation, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on Municipal Securities which is excluded from gross income for federal income tax purposes, and which does not give rise to a federal alterna-tive minimum tax liability. See "Tax Matters" herein and in the Statement of Additional Information.

INVESTMENT POLICIES

 Except where noted, the investment policies stated below are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the fol-lowing investment policies becomes effective. Policies which are noted as fun-damental may be changed only with the approval of a majority of the Portfolio's outstanding shares (within the meaning of the 1940 Act).

QUALITY STANDARDS

 The policies set forth below with respect to quality standards are fundamental and may be changed only with shareholder approval. The quality standards apply at the time of purchase of a security. Since the Portfolio invests in securi-ties backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Information concerning the ratings criteria of Moody's Invest-ors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and cer-tain other nationally recognized statistical rating organizations ("NRSROs") appears in the Statement of Additional Information.

 The Fund will limit its purchases of Municipal Securities to those which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. Generally, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the super-vision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities.

MATURITIES

 The policies set forth below with respect to maturities are non-fundamental and may be changed without shareholder approval.

 Consistent with its objective of stability of principal, the Portfolio at-tempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with Rule 2a-7, as amended from time to time. Accordingly, the Portfolio invests only in Municipal Securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less.

 The maturity of a security held by the Portfolio is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or are subject to demand features or that are subject to repurchase agreements are deemed to have maturities shorter than their stated maturities.

VARIABLE OR FLOATING RATE INSTRUMENTS

 The Portfolio may invest in Municipal Securities which have variable or float-ing interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instru-ment. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price be-cause, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations.

 Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usu-ally within seven days) on the Portfolio's demand. The terms of such demand in-struments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. Frequently such obligations include let-ters of credit or other credit support arrangements provided by financial in-stitutions. All variable or floating rate instruments will meet the quality standards of the Portfolio. A I M Advisors, Inc. ("AIM") will monitor the pric-ing, quality and liquidity of the variable or floating rate Municipal Securi-ties held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

 AIM believes that certain synthetic municipal instruments provide opportuni-ties for mutual funds to invest in high credit quality securities providing at-tractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments (sometimes referred to as "derivative municipal instruments") are securities the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax- exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal in-struments in which the Portfolio may invest involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Under-lying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Portfolio. The trustee or custo-dian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. Synthetic municipal instruments typically are created by a bank, broker-dealer or other financial institution ("Spon-sor"). Typically, a portion of the interest paid on the Underlying Bonds which exceeds the interest paid to the certificate holders is paid to the Sponsor or other investors. For further information regarding specific types of synthetic municipal instruments in which the Portfolio may invest see the caption "In-vestment Program and Restrictions--Synthetic Municipal Instruments" in the Statement of Additional Information.

 All such instruments must meet the minimum quality standards required for the Portfolio's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Portfolio, AIM considers the creditwor-thiness of the issuer of the Underlying Bond, the Sponsor and the party provid-ing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

 The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Portfolio on certain synthetic municipal instruments would be deemed to be taxable. The Portfolio relies on opinions of special tax counsel on this owner-ship question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

INVESTMENT RESTRICTIONS

 The Portfolio's investment program is subject to a number of investment re-strictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions provide that the Portfolio will not:

    (1) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief; or

    (2) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and tax-exempt securities issued by state and local governments and their political subdivisions, are not included within this restriction.

 The foregoing restrictions are matters of fundamental policy and may not be changed without shareholder approval. A description of further investment re-strictions applicable to the Portfolio that may not be changed without share-holder approval is contained in the Statement of Additional Information.

 In pursuit of its objectives, the Portfolio will also adhere to the following non-fundamental investment policies, which may be altered by the Portfolio's Board of Directors without approval of holders of the Portfolio's voting secu-rities:

    (1) the Portfolio will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days;

    (2) the Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities of one or more issuers conducting their principal activities in the same state. The Portfolio may invest 25% or more of its total assets in industrial development bonds; and

    (3) the Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities the interest on which is paid from revenues of projects with similar characteristics. This policy applies to industrial development bonds as well as other tax-exempt securities. This policy shall not apply, however, in the event such securities are subject to a guarantee. With respect to securities that are subject to a guarantee, the Portfolio does not intend to purchase any such security if, after giving effect to such purchase, 25% or more of its total assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to this policy.

OTHER CONSIDERATIONS

 The ability of the Portfolio to achieve its investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by such Portfolio to meet their obligations for the payment of interest and principal when due. The securities in which the Portfolio invests may not yield as high a level of current income as longer term or lower grade securi-ties, which generally have less liquidity and greater fluctuation in value. The net asset value per share of the Institutional Class will normally remain con-stant at $1.00, although there can be no assurance that such net asset value will not change.

                               PURCHASE OF SHARES

 The Company sells shares of the Institutional Class on a continuous basis at the net asset value of the shares next determined after the Company receives an order. The Company determines the net asset value of the Portfolio twice each Business Day at 12:30 and 3:00 p.m. Eastern time. A "Business Day" is any day on which member banks of the New York Federal Reserve are open for business. It is expected that these banks will be closed during the next twelve months on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. The Company may change the time it determines the net asset value of the Portfolio and therefore the time for which purchase orders for shares of the Institutional Class must be submitted to and received by AFS for execution on the same day, on any Business Day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

 Shareholders should submit purchase orders to the Company's transfer agent, A I M Fund Services, Inc. (the "Transfer Agent" or "AFS"). A purchase order is considered received at the time federal funds are wired to AFS and notice of such order is provided to the Transfer Agent. Prior to the initial purchase of shares of the Institutional Class, a shareholder must complete and send an Ac-count Application to AFS at P.O. Box 4333, Houston, Texas 77210-4333.

 The minimum initial investment for the purchase of shares of the Institutional Class is $1 million. A shareholder may aggregate its Master Account(s) and subaccounts to satisfy the minimum initial investment. There is no minimum for any subsequent investment. A shareholder may make subsequent investments via AIM LINK(R) Remote, a personal computer application software product.

 The Company sells shares of the Institutional Class without any sales charge. Banks or other institutions, however, may charge record keeping, account main-tenance or other fees to their customers. Beneficial owners of the Institu-tional Class should consult with such institutions to obtain a schedule of such fees.

 The Company reserves the right to reject any purchase order and to withdraw all or any part of the offering made by this Prospectus. The Company will promptly return to an investor any funds it receives with respect to an order that the Company has not accepted or has not received.

 Any request for correction to a transaction of Portfolio shares must be sub-mitted in writing to the Transfer Agent. The Transfer Agent reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the re-quested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio.

                              REDEMPTION OF SHARES

 Shareholders may redeem any or all of their shares of the Institutional Class at the net asset value next determined after receipt of a redemption request in proper form by the Company. There is no charge for redemption. The value of shares of the Institutional Class on redemption may be more or less than the shareholder's initial cost, depending upon the value of the Portfolio's invest-ments at the time of redemption. It is expected that the net asset value of the Portfolio will remain constant at $1.00 per share. See "Share Purchases and Re-demptions--Net Asset Value Determination" in the Statement of Additional Infor-mation.

 Redemption requests with respect to the Institutional Class are normally made by calling AFS at (800) 659-1005. Redemption requests with respect to the In-stitutional Class may also be made via AIM LINK(R) Remote. Payment for redeemed shares of the Institutional Class is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application on the day specified below, but may be remitted by check upon request by a shareholder.

  If AFS receives a redemption request on a Business Day prior to the 12:30 p.m. Eastern time net asset value determination, the redemption will be ef-fected at the net asset value of the Portfolio determined as of 12:30 p.m. Eastern time and the Company will normally wire redemption proceeds on that day. A redemption request received by AFS between 12:30 p.m. Eastern time and 3:00 p.m. Eastern time will be effected at the net asset value of the Portfolio determined as of 3:00 p.m. Eastern time and proceeds will normally be wired on the next Business Day. If proceeds are not wired on the same day, shareholders will accrue dividends until the day the proceeds are wired. If AFS receives a redemption request on a Business Day after 3:00 p.m. Eastern time, the redemp-tion will be effected at the net asset value of the Portfolio determined as of 12:30 p.m. Eastern time on the next Business Day of such Portfolio, and the Company will normally wire redemption proceeds on such next Business Day. The Company may change the time it determines net asset value of the Institutional Class under the circumstances described above in "Purchase of Shares." Any such change may affect the processing of redemption requests.

 A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Company. The authorized signature on the no-tice must be guaranteed by a commercial bank or trust company (which may in-clude the shareholder). Additional documentation may be required when deemed appropriate by the Portfolio or AFS.

 Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any tele-phone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verifi-cation of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

 Payment for shares of the Institutional Class redeemed by mail and payment for telephone redemptions in amounts of less than $10,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Company may make payment for telephone redemptions in excess of $10,000 by check when it is considered to be in the Company's best interest to do so.

 Dividends payable up to the date of redemption on redeemed shares of the In-stitutional Class will normally be paid on the next dividend payment date. How-ever, if all of the shares of the Institutional Class in a shareholder's ac-count are redeemed, dividends payable up to the date of redemption will nor-mally be paid within five days of the date of redemption.

 Any request for correction to a redemption transaction of Portfolio shares must be submitted in writing to the Transfer Agent as described above in "Pur-chase of Shares."

                        DETERMINATION OF NET ASSET VALUE

 The Company determines the net asset value of its shares as of 12:30 p.m. and 3:00 p.m. Eastern time on each Business Day. Net asset value is calculated by subtracting the Portfolio's liabilities from its total assets and by dividing the result by the total number of shares outstanding in the Portfolio, and rounding such per share net asset value to the nearest whole cent. The determi-nation of the Portfolio's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, the Portfolio's liabilities include accrued expenses and dividends payable, and its total as-sets include portfolio securities valued at their market value as well as in-come accrued but not yet received. Portfolio securities in the Portfolio are valued on the basis of amortized cost.

                                   DIVIDENDS

 The Company declares a dividend from net investment income (not including any net short-term capital gains) earned by the Portfolio on each Business Day of the Company. Dividends are paid to settled shareholders of the Company as of 3:00 p.m. Eastern time on such Business Day. Shareholders whose purchase orders have been received by the Company prior to 3:00 p.m. Eastern time and share-holders whose redemption proceeds have not been wired to them on any Business Day are settled and eligible to receive dividends on that Business Day. The dividend declared on any day preceding a non-Business Day of the Portfolio will include the income accrued on such non-Business Day. Dividends will be paid monthly. Net realized capital gains (including net short-term gains) are nor-mally distributed annually. The Portfolio does not expect to realize any long-term capital gains and losses. Dividends and distributions are paid in cash un-less the shareholder has elected to have such dividends and distributions rein-vested in the form of additional full and fractional shares at the net asset value thereof.

 The dividend accrued and paid for each class of shares of the Company will consist of: (a) interest accrued and original issue discount earned less amor-tization of premiums, if any, for the portfolio to which such class relates, allocated based upon such class' pro rata share of the total shares outstanding which relate to such portfolio, less (b) Company expenses accrued for the ap-plicable dividend period attributable to such portfolio, such as custodian fees and accounting expenses, allocated based upon each such class's pro rata share of the net assets of such portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as dis-tribution expenses, if any.

                            PERFORMANCE INFORMATION

 Performance information for the Institutional Class can be obtained by calling the Company at (800) 659-1005. Performance will vary from time to time and past results are not necessarily indicative of future results. Investors should un-derstand that performance is a function of the type and quality of the Portfolio's investments as well as its operating expenses. Performance information for the shares of the Institu-tional Class may not provide a basis for comparison with investments which pay fixed rates of interest for a stated period of time, with other investments or with investment companies which use a different method of calculating perfor-mance.

 Comparative performance information using data from industry publications may be used from time to time in advertising or marketing the Institutional Class.

 The yield of the Institutional Class, calculated as described below, will fluctuate from day to day. Calculations of yield will take into account the to-tal income received by the Portfolio, including taxable income, if any; howev-er, the Portfolio intends to invest its assets so that one hundred percent (100%) of its annual interest income will be tax-exempt. To the extent that different classes of shares bear different expenses, the yields of such classes can be expected to vary. To the extent that institutions charge fees in connec-tion with services provided in conjunction with the Fund, the yield will be lower for those beneficial owners paying such fees.

 From time to time and in its discretion, AIM or its subsidiaries may waive all or a portion of advisory or distribution fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfo-lio's yield and total return.

 The current yield and effective yield (which assumes the reinvestment of divi-dends for a 365 day year and a return for the entire year equal to the average annualized current yield for the period) for the Institutional Class are calcu-lated according to a formula prescribed by the SEC. See "Performance Informa-tion" in the Statement of Additional Information. For the seven-day period ended March 31, 1998, the current yield and effective yield for the Institu-tional Class were 3.52% and 3.58%, respectively.

                                  TAX MATTERS

 The Portfolio has qualified and intends to qualify for treatment as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolio qualifies for this tax treatment, it is not subject to federal income taxes on amounts distributed to shareholders.

 Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of ex-empt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Portfolio may be sub-ject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder and may have other collateral federal income tax consequences. The Portfolio intends to avoid investment in Municipal Securities the interest on which will constitute an item of tax preference and therefore could give rise to a federal alternative minimum tax liability. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statement of Additional Information.

 The Portfolio may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. Unless otherwise required by Treasury regulations, the percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference will be determined annually and will be applied uniformly to all dividends declared during that year. These percentages may differ from the actual percentages for any particular day.

 To the extent that dividends are derived from taxable investments or net real-ized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distribu-tions of net long-term capital gains (capital gain dividends), if any, will be taxable as long-term capital gains, whether received in cash or additional shares.

 From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Munici-pal Securities. If such a proposal were enacted, the ability of the Portfolio to pay exempt-interest dividends might be adversely affected.

 Shareholders will be advised annually as to the federal income tax status of distributions made during the year. Shareholders are advised to consult with their tax advisors concerning the impact of the Code on their investments in the Portfolio, and concerning the application of state, local and foreign taxes to investments in the Portfolio, which may differ significantly from the fed-eral income tax consequences described above.

 Foreign persons who file a United States tax return for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the In-ternal Revenue Service ("IRS") for an individual taxpayer identification num-ber, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying in-structions, please contact your tax advisor or AFS.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

 The overall management of the business and affairs of the Company is vested in its Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of the Portfolio, and persons or companies furnishing services to the Company, including the Company's agreements with the Portfolio's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's officers and to AIM, subject always to the objective and policies of the Portfolio and to the general supervision of the Board of Directors. AIM also furnishes or procures on behalf of the Company all services necessary to the proper conduct of the Company's business. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Directors may be found in the Statement of Additional Information.

DISTRIBUTOR

 The Company has entered into a distribution agreement dated as of February 28, 1997 (the "Distribution Agreement") with FMC, a wholly owned subsidiary of AIM, with respect to the Institutional Class. The address of FMC is 11 Greenway Pla-za, Suite 100, Houston, Texas 77046-1173. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333. FMC does not receive any fees from the Company under the Distribution Agreement. Two directors and several offi-cers of the Company are affiliated with FMC.

 FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to banks or dealers who sell a minimum dollar amount of the shares of the Portfolio during a specific period of time. In some instances, these in-centives may be offered only to certain banks or dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Portfolio's shares or the amount that the Portfolio will receive as proceeds from such sales. Banks or dealers may not use sales of the Portfolio's shares to qualify for any incen-tives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

 For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information--Year 2000 Compliance Project."

INVESTMENT ADVISOR

 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the Company's investment advisor with respect to the Fund pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Ad-visory Agreement"). AIM, which was organized in 1976, together with its subsid-iaries, advises or manages approximately 90 investment company portfolios en-compassing a broad range of investment objectives.

 Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund. AIM obtains and evaluates economic, statistical and financial in-formation to formulate and implement investment programs for the Portfolio. AIM shall not be liable to the Company or to its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

FEES AND EXPENSES

 Pursuant to the Advisory Agreement, the Company pays AIM a fee with respect to the Portfolio calculated at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets plus 0.20% of the Portfolio's aver-age daily net assets in excess of $500 million.

 For the fiscal year ended March 31, 1998, AIM was paid fees from the Company with respect to the Portfolio which represented 0.16% of the Portfolio's aver-age net assets. During such fiscal year, those expenses of the Company which were borne by the Institutional Class, including fees paid to AIM, amounted to 0.20% of the Institutional Class' average net assets. For the fiscal year ended March 31, 1998, AIM waived a portion of its fees with respect to the Portfolio. Had AIM not waived its fee, AIM would have received an amount from the Company pursuant to the Advisory Agreement which represented 0.23% of the Portfolio's average daily net assets.

 The Company pays or causes to be paid all expenses of the Company which are not borne by its distributor or AIM. See the Statement of Additional Informa-tion for a detailed description of these other charges.

FEE WAIVERS

 In order to increase the yield to investors, AIM or its subsidiaries may from time to time voluntarily waive or reduce its advisory or distribution fees while retaining the right to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further no-tice to investors, provided, however, that the fee waiver described below will be continued in effect until sixty days following notice to the Board of Direc-tors that such fee waiver will be terminated.

 AIM has agreed to reduce its fee from the Portfolio to the extent necessary to cause the expense ratio of the Company attributable to the operations of the Institutional Class not to exceed 0.20% (exclusive of interest, taxes, broker-age commissions, directors' fees, and registration fees payable to the SEC).

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

 The Company was originally incorporated in Maryland on January 24, 1977, but had no operations prior to March 21, 1983. On August 30, 1985, the Company was reorganized as a Massachusetts business trust. On May 1, 1992, the Company was reorganized as a Maryland corporation. The Company currently has one portfolio, the Cash Reserve Portfolio. The Portfolio currently offers two classes of shares, the Institutional Cash Reserve Shares and the Private Investment Class. The Private Investment Class is offered pursuant to a separate prospectus.

 All shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The hold-ers of each class have distinctive rights with respect to dividends which are more fully described in the Statement of Additional Information. There will not normally be annual shareholders' meetings. Shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 There are no preemptive or conversion rights applicable to any of the Company's shares. The Company's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional classes or series of the Company's shares without shareholder approval.

 As of May 1, 1998, NationsBank of Texas, N.A., was the owner of record of 29.41% of the outstanding shares of the Portfolio, and, therefore could be deemed to "control" the Portfolio, as the term is defined in the 1940 Act.

TRANSFER AGENT AND CUSTODIAN

 A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer agent for the Institutional Class offered pursuant to this Prospectus. The Bank of New York, 90 Washington Street, 11th floor, New York, New York 10286 acts as custodian for the Company's portfolio securities and cash for the Institutional Class offered pursuant to this Prospectus.

SHAREHOLDER INQUIRIES

 Inquiries by holders of the Institutional Class concerning the status of an account should be directed to the Portfolio or an AFS investment representative by calling (800) 659-1005.

YEAR 2000 COMPLIANCE PROJECT

 In providing services to the Portfolio, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 and the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the Portfolio and its shareholders.

 To address this issue, AIM Management and its subsidiaries, together with in-dependent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely (i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has com-menced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries af-ter completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.

                                    APPENDIX

                                                 STATEMENT OF
                                                 ADDITIONAL INFORMATION


                            TAX-FREE INVESTMENTS CO.
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                 (800) 659-1005

                                 ------------

                       INSTITUTIONAL CASH RESERVE SHARES

                                 ------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
       IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS THAT PRECEDES
      THIS APPENDIX, ADDITIONAL COPIES OF WHICH MAY BE OBTAINED BY WRITING
                            FUND MANAGEMENT COMPANY
                                 P.O. BOX 4333
                           HOUSTON, TEXAS 77210-4333
                           OR CALLING (800) 659-1005

                                 ------------

            STATEMENT OF ADDITIONAL INFORMATION DATED: JULY 24, 1998
                RELATING TO THE PROSPECTUS DATED: JULY 24, 1998

                               TABLE OF CONTENTS

       Introduction................................................   A-3
       General Information about the Company.......................   A-3
         The Company and Its Shares................................   A-3
         Directors and Officers....................................   A-4
         Remuneration of Directors.................................   A-6
         AIM Funds Retirement Plan for Eligible Directors/Trustees.   A-7
         Deferred Compensation Agreements..........................   A-8
         The Distributor...........................................   A-8
         The Investment Advisor....................................   A-8
         Expenses..................................................   A-9
         Transfer Agent and Custodian .............................  A-10
         Legal Counsel.............................................  A-10
         Sub-Accounting............................................  A-10
         Principal Holders of Securities...........................  A-11
         Reports...................................................  A-12
       Share Purchases and Redemptions.............................  A-13
         Purchases and Redemptions.................................  A-13
         Net Asset Value Determination.............................  A-13
       Dividends, Distributions and Tax Matters....................  A-13
         Dividends and Distributions...............................  A-13
         Tax Matters...............................................  A-14
         Qualification as a Regulated Investment Company...........  A-14
         Excise Tax on Regulated Investment Companies..............  A-14
         Distributions.............................................  A-15
         Foreign Shareholders......................................  A-16
         Effect of Future Legislation; Local Tax Considerations....  A-16
       Performance Information.....................................  A-17
       Investment Program and Restrictions.........................  A-17
         Investment Program........................................  A-17
         Municipal Securities......................................  A-18
         Diversification Requirements..............................  A-18
         Investment Ratings........................................  A-19
         When-Issued Securities and Delayed Delivery Transactions..  A-22
         Variable or Floating Rate Instruments.....................  A-22
         Synthetic Municipal Instruments...........................  A-23
         Investment Restrictions...................................  A-23
       Portfolio Transactions......................................  A-24
         General Brokerage Policy..................................  A-24
         Allocation of Portfolio Transactions......................  A-24
         Section 28(e) Standards...................................  A-25
       Financial Statements........................................  A-26

                                  INTRODUCTION

 Tax-Free Investments Co. (the "Company") is a mutual fund organized with one portfolio, the Cash Reserve Portfolio, which is referred to herein as the "Portfolio." The Portfolio may have one or more classes of shares. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information con-cerning the activities of the fund being considered for investment. This infor-mation is included in the Prospectus dated July 24, 1998 (the "Prospectus") for Institutional Cash Reserve Shares (the "Institutional Class"), a class of the Portfolio of the Company. This Statement of Additional Information is intended to furnish investors with additional information concerning the Institutional Class. Some of the information set forth in this Statement of Additional Infor-mation is also included in the Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additional information is contained in the Company's registration statement filed with the SEC. Copies of the registration statement may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

 The Company is an open-end diversified series management investment company initially organized as a corporation under the laws of the State of Maryland on January 24, 1977. The Company was reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985, and was formerly known as "Tax-Free Investments Trust." The Company was reorganized as a Mary-land corporation under the name "Tax-Free Investments Co." on May 1, 1992. Shares of the Company are redeemable at the net asset value thereof at the op-tion of the holders thereof or at the option of the Company in certain circum-stances. Information concerning the methods of redemption and the rights of share ownership are set forth in the Prospectus under "General Information" and "Redemption of Shares."

 As used in the Prospectus, the term "majority of the outstanding shares" of the Company, the Portfolio or a particular class of shares of the Company means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or Portfolio or class present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or Portfolio or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or Portfolio or class.

 Shareholders of the Company do not have cumulative voting rights, and there-fore the holders of a majority of a quorum of the outstanding shares of all classes voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

 The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time and prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, re-strictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

 The Articles of Incorporation permit the directors to issue 6,000,000,000 shares of common stock, of $.001 par value. A share of the Company's common stock represents an equal proportionate interest in the Portfolio and is enti-tled to a proportionate interest in the dividends and distributions with re-spect to its class of the Portfolio. Additional information concerning the rights of share ownership is set forth in the Prospectus.

 The assets received by the Company for the issuance of shares of each class relating to the Portfolio and all income, earnings, profits, losses and pro-ceeds therefrom, subject only to the rights of creditors, are allocated to the Portfolio and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio are charged with the expenses attributable to the Port-folio. See "Expenses."

 The Articles of Incorporation provide that the directors will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Ar-ticles of Incorporation protects a director against any liability to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Articles of Incorporation provide for indemnifica-tion by the Company of the directors and the officers of the Company except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in, or not opposed to, the best interests of the Company. Such person may not be indemnified against any liability to the Company or the Company's shareholders to which he would other-wise be subject by reason of his willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his of-fice. The Articles of Incorporation also authorize the purchase of liability insurance on behalf of the Company's directors and officers.

 As described in the Prospectus, the Company will not normally hold annual shareholders' meetings. A special meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Company. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors. In addition, directors may be removed from of-fice by a written consent signed by the holders of two-thirds of the Company's outstanding shares and filed with the Company's transfer agent or by a vote of the holders of two-thirds of the Company's outstanding shares at a meeting duly called for the purpose. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the Company's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Company has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

 Except as otherwise disclosed in the Prospectus and in this Statement of Addi-tional Information, the directors shall continue to hold office and may appoint their successors.

DIRECTORS AND OFFICERS

 The directors and officers of the Company and their principal occupations dur-ing at least the last five years are set forth below. Unless otherwise noted, the address of each such director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

-------------------------------------------------------------------------------
                            POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING
   NAME, ADDRESS AND AGE        REGISTRANT                PAST 5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  **CHARLES T. BAUER (79)  Director and Chairman Chairman of the Board of
                                                 Directors, A I M Management
                                                 Group Inc.; A I M Advisors,
                                                 Inc., A I M Capital
                                                 Management, Inc., A I M
                                                 Distributors, Inc., A I M Fund
                                                 Services, Inc. and Fund
                                                 Management Company; and Vice
                                                 Chairman and Director,
                                                 AMVESCAP PLC.
-------------------------------------------------------------------------------
  BRUCE L. CROCKETT (54)   Director              Director, ACE Limited
   906 Frome Lane                                (insurance company). Formerly,
   McLean, VA 22102                              Director, President and Chief
                                                 Executive Officer, COMSAT
                                                 Corporation and Chairman,
                                                 Board of Governors of INTELSAT
                                                 (international communications
                                                 company).
-------------------------------------------------------------------------------
  OWEN DALY II (73)        Director              Director, Cortland Trust Inc.
   Six Blythewood Road                           (investment company).
   Baltimore, MD 21210                           Formerly, Director, CF & I
                                                 Steel Corp., Monumental Life
                                                 Insurance Company and
                                                 Monumental General Insurance
                                                 Company; and Chairman of the
                                                 Board of Equitable
                                                 Bancorporation.
-------------------------------------------------------------------------------
  EDWARD K. DUNN, JR. (62) Director              Chairman of the Board of
   P.O. Box 1477                                 Directors, Mercantile Mortgage
   Baltimore, MD 21203                           Corp.; and Director, AEGON USA
                                                 (insurance company). Formerly,
                                                 Vice Chairman of the Board of
                                                 Directors and President,
                                                 Mercantile-Safe Deposit &
                                                 Trust Co.; and President,
                                                 Mercantile Bankshares.
-------------------------------------------------------------------------------
  JACK FIELDS (46)         Director              Chief Executive Officer,
   8810 Will Clayton Pkwy.                       Texana Global, Inc. (foreign
   Jetero Plaza, Suite E                         trading company). Formerly,
   Humble, Texas 17338                           Member of the U.S. House of
                                                 Representatives.
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  *CARL FRISCHLING (61)    Director              Partner, Kramer, Levin,
   919 Third Avenue                              Naftalis & Frankel (law firm).
   New York, NY 10022                            Director, ERD Waste, Inc.
                                                 (waste management company),
                                                 Aegis Consumer Finance (auto
                                                 leasing company) and Lazard
                                                 Funds, Inc. (investment
                                                 companies). Formerly, Partner,
                                                 Reid & Priest (law firm); and
                                                 prior thereto, Partner,
                                                 Spengler Carlson Gubar Brodsky
                                                 & Frischling (law firm).

------
 *A director who is an "interested person" of the Company as defined in the
  1940 Act.
**A director who is an "interested person" of the Company and A I M Advisors, Inc. as defined in the 1940 Act.

-------------------------------------------------------------------------------
                              POSITIONS HELD WITH   PRINCIPAL OCCUPATION DURING
    NAME, ADDRESS AND AGE          REGISTRANT               PAST 5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  **ROBERT H. GRAHAM (51)    Director and President Director, President and
                                                    Chief Executive Officer,
                                                    A I M Management Group
                                                    Inc.; Director and
                                                    President, A I M Advisors,
                                                    Inc.; Director and Senior
                                                    Vice President, A I M
                                                    Capital Management, Inc.,
                                                    A I M Distributors, Inc.,
                                                    A I M Fund Services, Inc.
                                                    and Fund Management
                                                    Company; and Director and
                                                    Chief Executive Officer,
                                                    AMVESCAP PLC .
-------------------------------------------------------------------------------
  LEWIS F. PENNOCK (55)      Director               Attorney in private
   6363 Woodway, Suite 825                          practice in Houston, Texas.
   Houston, TX 77057
-------------------------------------------------------------------------------
  IAN W. ROBINSON (75)       Director               Formerly, Executive Vice
   183 River Drive                                  President and Chief
   Tequesta, FL 33469                               Financial Officer, Bell
                                                    Atlantic Management
                                                    Services, Inc. (provider of
                                                    centralized management
                                                    services to telephone
                                                    companies); Executive Vice
                                                    President, Bell Atlantic
                                                    Corporation (parent of
                                                    seven telephone companies);
                                                    and Vice President and
                                                    Chief Financial Officer,
                                                    Bell Telephone Company of
                                                    Pennsylvania and Diamond
                                                    State Telephone Company.
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  LOUIS S. SKLAR (58)        Director               Executive Vice President,
   Transco Tower, 50th Floor                        Development and Operations,
   2800 Post Oak Blvd.                              Hines Interests Limited
   Houston, TX 77056                                Partnership (real estate
                                                    development).
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  ***JOHN J. ARTHUR (53)     Senior Vice President  Senior Vice President,
                              and Treasurer         Treasurer and Director,
                                                    A I M Advisors, Inc.; Vice
                                                    President and Treasurer,
                                                    A I M Management Group
                                                    Inc., A I M Capital
                                                    Management, Inc., A I M
                                                    Distributors, Inc., A I M
                                                    Fund Services, Inc. and
                                                    Fund Management Company.
-------------------------------------------------------------------------------
  GARY T. CRUM (50)          Senior Vice President  Director and President,
                                                    A I M Capital Management,
                                                    Inc.; Director and Senior
                                                    Vice President, A I M
                                                    Management Group Inc. and
                                                    A I M Advisors, Inc.; and
                                                    Director, A I M
                                                    Distributors, Inc. and
                                                    AMVESCAP PLC.
-------------------------------------------------------------------------------
  ***CAROL F. RELIHAN (43)   Senior Vice President  Senior Vice President,
                              and Secretary         General Counsel, Secretary
                                                    and Director, A I M
                                                    Advisors, Inc.; Vice
                                                    President, General Counsel
                                                    and Secretary, A I M
                                                    Management Group Inc.; Vice
                                                    President, General Counsel
                                                    and Director, Fund
                                                    Management Company; Vice
                                                    President, A I M Capital
                                                    Management, Inc. and A I M
                                                    Distributors, Inc.; and
                                                    Vice President and General
                                                    Counsel, A I M Fund
                                                    Services, Inc.

------
 ** A director who is an "interested person" of the Company and A I M Advisors, Inc. as defined in the 1940 Act.
 ***Mr. Arthur and Ms. Relihan are married to each other.

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                         POSITIONS HELD WITH   PRINCIPAL OCCUPATION DURING PAST
  NAME, ADDRESS AND AGE       REGISTRANT                   5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  DANA R. SUTTON (39)    Vice President and   Vice President and Fund
                          Assistant Treasurer Controller, A I M Advisors, Inc.;
                                              and Assistant Vice President and
                                              Assistant Treasurer, Fund
                                              Management Company.
-------------------------------------------------------------------------------
  STUART W. COCO (43)    Vice President       Senior Vice President, A I M
                                              Capital Management, Inc.; and
                                              Vice President, A I M Advisors,
                                              Inc.
-------------------------------------------------------------------------------
  MELVILLE B. COX (54)   Vice President       Vice President and Chief
                                              Compliance Officer, A I M
                                              Advisors, Inc.; A I M Capital
                                              Management, Inc.; A I M
                                              Distributors, Inc., A I M Fund
                                              Services, Inc. and Fund
                                              Management Company.
-------------------------------------------------------------------------------
  KAREN DUNN KELLEY (38) Vice President       Senior Vice President, A I M
                                              Capital Management, Inc.; and
                                              Vice President, A I M Advisors,
                                              Inc.
-------------------------------------------------------------------------------
  J. ABBOTT SPRAGUE (43) Vice President       Director, Fund Management
                                              Company; Senior Vice President,
                                              A I M Advisors, Inc.; and Senior
                                              Vice President, A I M Management
                                              Group Inc.


 The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

 The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman) and Sklar. The Audit Committee is re-sponsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such mat-ters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Invest-ments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribu-tion issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individu-als to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinter-ested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM") or distributed and administered by Fund Management Company. All of the Company's executive officers hold similar offices with some or all of such investment companies.

REMUNERATION OF DIRECTORS

 Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other regulated investment companies man-aged, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

 Set forth below is information regarding compensation paid or accrued for each director of the Company:

                                                RETIREMENT      TOTAL
                                  AGGREGATE      BENEFITS    COMPENSATION
                                 COMPENSATION    ACCRUED       FROM ALL
                                     FROM         BY ALL         AIM
      DIRECTOR                    COMPANY(1)   AIM FUNDS(2)    FUNDS(3)
      --------                   ------------ -------------- ------------
      Charles T. Bauer..........       -0-            -0-          -0-
      Bruce L. Crockett.........    $1,639       $ 67,774      $84,000
      Owen Daly II..............    $1,639       $103,542      $84,000
      Edward K. Dunn, Jr.(4)....    $  110            -0-          -0-
      Jack Fields...............    $1,628            -0-      $71,000
      Carl Frischling...........    $1,639       $ 96,520      $84,000(5)
      Robert H. Graham..........    $  -0-            -0-          -0-
      John F. Kroeger(6)........    $1,586       $ 94,132      $82,500
      Lewis F. Pennock..........    $1,639       $ 55,777      $84,000
      Ian W. Robinson...........    $1,639       $ 85,912      $84,000
      Louis S. Sklar............    $1,629       $ 84,370      $83,500

------
(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended March 31, 1998, including interest earned thereon, was $9,056.
(2) During the fiscal year ended March 31, 1998, the total amount of expenses allocated to the Company in respect of such retirement benefits was $6,544. Data reflect compensation for the calendar year ended December 31, 1997.
(3) Each Director serves as a director or trustee of a total of 12 registered investment companies advised by AIM (comprised of over 50 portfolios). Data reflects total compensation for the calendar year ended December 31, 1997.
(4) Mr. Dunn did not serve as a Director during the calendar year ended Decem-ber 31, 1997.
(5) The Fund paid the law firm of Kramer, Levin, Naftalis & Frankel $4,852 in legal fees for services provided to the Fund during the fiscal year ended March 31, 1998. Mr. Frischling, a director of the Company, is a partner in such firm.
(6) Mr. Kroeger resigned as a Director of the Company on June 11, 1998 and on that date became a consultant to the Company.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

 Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eli-gible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies man-aged, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the re-tainer paid or accrued by the AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such bene-fit is payable to each eligible director in quarterly installments. If an eli-gible director dies after attaining the normal retirement date but before re-ceipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

 Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected be-low and various years of service. The estimated credited years of service as of March 31, 1998, for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 11, 0, 1, 20, 20, 16, 10, and 8 years, re-spectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                            ANNUAL RETAINER PAID
                                              BY ALL AIM FUNDS
                                            --------------------
         NUMBER OF YEARS OF SERVICE WITH
         THE AIM FUNDS                            $80,000
         -------------------------------    --------------------
           10..............................       $60,000
            9..............................       $54,000
            8..............................       $48,000
            7..............................       $42,000
            6..............................       $36,000
            5..............................       $30,000

DEFERRED COMPENSATION AGREEMENTS

 Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Com-pensation Agreement (collectively, the "Agreements"). Pursuant to the Agree-ments, the deferring directors elected to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a defer-ral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) to ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribu-tion of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the defer-ral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

THE DISTRIBUTOR

 Fund Management Company ("FMC") serves as the distributor of the Institutional Class pursuant to a Distribution Agreement dated as of February 28, 1997 (the "Distribution Agreement"). FMC is a registered broker-dealer and a wholly owned subsidiary of AIM. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333.

 The Distribution Agreement provides that FMC has the exclusive right to dis-tribute shares of the Institutional Class either directly or through other bro-ker-dealers. Pursuant to the Distribution Agreement, AIM Distributors (a) so-licits and receives orders for the purchase of shares of the Institutional Class, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectus, and transmits such orders as are accepted to the Company's transfer agent as promptly as possible; (b) re-ceives requests for redemptions and transmits such redemption requests to the Company's transfer agent as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operations of the Company; and (d) provides information concerning yields and dividend rates to shareholders. FMC does not receive any fees from the Company for its serv-ices provided under the Distribution Agreement.

 FMC has not undertaken to sell any specific number of shares of the Institu-tional Class. The Distribution Agreement further provides that, in connection with the distribution of shares of the Institutional Class, FMC will pay all of the promotional expenses, including the incremental costs of printing prospec-tuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing and distributing any other supplemental sales material to prospective invest-ors. The services of FMC to the Company are not exclusive so it is free to ren-der similar services to others. FMC shall not be liable to the Company or the shareholders of the Institutional Class for any act or omission by FMC or for any loss sustained by the Company or the shareholders of the Institutional Class except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

 FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the Insti-tutional Class during a specific period of time. In some instances, these in-centives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus or payments or other consideration shall not exceed 0.05% of the net as-set value per share of the Institutional Class sold. Any such bonus or incen-tive programs will not change the price paid by investors for the purchase of shares of the Institutional Class or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares of the Institu-tional Class to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

THE INVESTMENT ADVISOR

 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as investment advisor to the Portfolio pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Advisory Agreement"). AIM, which was organized in 1976, together with its subsidiaries, advises or manages approximately 90 investment company portfolios encompassing a broad range of investment objectives.

 AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally en-gaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM em-ployees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Eth-ics may include censure, monetary penalties, suspension or termination of employment.

 The Advisory Agreement provides that it will continue in effect from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Qualified Directors") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was approved by the Company's Board of Directors (including the affirmative vote of all the Qualified Direc-tors) on December 11, 1996. The Advisory Agreement was approved by the Portfo-lio's shareholders on February 7, 1997. The agreement became effective as of February 28, 1997 and provides that either party may terminate such agreement on 60 days' written notice without penalty. The agreement terminates automati-cally in the event of its assignment.

 AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Portfolio's principal underwriter, FMC. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in the business of investment management on an international basis.

 Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises and man-ages all aspects of the Company's operations; (b) provides the Company with certain executive, administrative and clerical services as deemed advisable by the Board of Directors; (c) provides the Company with, or obtains for the Com-pany, adequate office space and all necessary equipment and services, including telephone services, utilities, stationery supplies and similar items for the Company's principal office; (d) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information (and supple-ments thereto), proxy materials, tax returns, reports to the Portfolio's share-holders and reports to and filings with the SEC and state Blue Sky authorities;
(e) provides the Company's Board of Directors on a regular basis with financial reports and analyses of the Portfolio's operations and the operation of compa-rable funds; (f) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio and whether concerning the individual issuers whose securities are included in the Portfo-lio; (g) determines which issuers and securities shall be represented in the Portfolio and regularly reports thereon to the Board of Directors; (h) formu-lates and implements continuing programs for purchases and sales of securities for the Portfolio; and (i) takes, on behalf of the Company, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securi-ties. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Board of Directors. AIM shall not be liable to the Portfolio or its shareholders for any act or omission by AIM or for any loss sustained by the Portfolio or its shareholders, except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

 As compensation for its services, AIM receives a fee from the Company with re-spect to the Portfolio, calculated daily and paid monthly, at the annual rate of 0.25% of the first $500 million of the Portfolio's aggregate average daily net assets, plus 0.20% of the Portfolio's aggregate daily net assets in excess of $500 million. For the fiscal years ended March 31, 1998, 1997 and 1996, the fees paid by the Company to AIM with respect to the Portfolio were $1,670,427, $1,720,635 and $1,819,232, respectively (after giving effect to fee waivers for the fiscal years ended March 31, 1998, 1997 and 1996 of $683,910, $625,513 and
$690,397, respectively).

 In addition, in order to increase the yield to investors, AIM may, from time to time, waive or reduce its fee while retaining the right to be reimbursed prior to year end. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further no-tice to investors. The fee waivers currently in effect are shown in the Pro-spectus.

EXPENSES

 AIM and FMC furnish, without cost to the Company, the services of the Presi-dent, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Company's affairs and to carry out their obligations under the Advisory Agreement and the Distribu-tion Agreement. AIM maintains, at its expense and without cost to the Company, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Portfolio. FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional infor-mation distributed to existing holders of shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Class.

 The Company pays, or causes to be paid, all other expenses of the Company; in-cluding, without limitation: the fees paid to AIM; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Portfolio; all taxes, including secu-rities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the costs and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and main-tenance of registration with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Company and supplements thereto (except reports to shareholders and pro-spectuses distributed to potential shareholders of the Company which are paid for by FMC); expenses of shareholders' and directors' meetings; fees and travel expenses of directors or director members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel and of independent accoun-tants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including of-ficers and directors) of the Company; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any in-demnification related thereto); and all other charges and costs of the Company's operations unless otherwise explicitly assumed by AIM or FMC.

 The Company may also reimburse AIM for the costs of a principal financial of-ficer and related personnel who may perform internal accounting functions for the Company. Such accounting functions consist primarily of regulatory, tax, shareholder and internal management reporting and calculation of the Portfo-lio's net asset value and the daily dividend for its several classes. The method of calculating such reimbursements must be approved annually, and the amounts paid will be reviewed periodically by the Board of Directors. For the fiscal years ended March 31, 1998, 1997 and 1996, AIM was reimbursed $66,515, $70,077 and $75,960, respectively, by the Portfolio for such expenses.

 Expenses of the Company except those stated below are pro-rated among all classes of the Company based upon the relative net assets of each class. Dis-tribution expenses of a class are charged against the income available for dis-tribution as dividends to such class.

TRANSFER AGENT AND CUSTODIAN

 A I M Fund Services, Inc., ("AFS") 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as transfer agent and dividend disbursing agent for the shares of the Institutional Class and receives an annual fee from the Com-pany for its services in such capacity in the amount of 0.009% of average daily net assets of the Company, payable monthly. Such compensation may be changed from time to time as is agreed to by AFS and the Company. The Bank of New York ("BONY") acts as custodian for the Company's portfolio securities and cash. BONY receives such compensation from the Company for its services in such ca-pacity as is agreed to from time to time by BONY and the Company. The address of BONY is 90 Washington Street, 11th floor, New York, New York 10286.

LEGAL COUNSEL

 The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsyl-vania, serves as counsel to the Company.

SUB-ACCOUNTING

 The Company and FMC have arranged for AFS or the Portfolio to offer sub-ac-counting services to shareholders of the Institutional Class and to maintain information with respect to the underlying beneficial ownership of the shares. Investors who purchase shares of the Institutional Class for the account of others can make arrangements through the Company or FMC for these sub-account-ing services. In addition, shareholders utilizing certain versions of AIM LINK --Registered Trademark-- Remote, a personal computer application software product, may receive sub-accounting services via such software.

PRINCIPAL HOLDERS OF SECURITIES

 To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Cash Reserve Shares as of May 1, 1998, and the amount of the outstanding shares held of rec-ord by such shareholders are set forth below:

                                  PERCENT
         NAME AND ADDRESS OF      OWNED OF
            RECORD OWNER          RECORD*
         -------------------      --------
     NationsBank of Texas, N.A.   31.61%**
     1401 Elm Street, 11th floor
     P.O. Box 831000
     Dallas, TX 75283-1000
     Frost National Bank            11.40%
     P.O. Box
      2358
     San Antonio, Tx
      78299
     SunTrust Bank                  10.95%
     P.O. Box 105504
     Atlanta, GA 30308
     Chase Bank of Texas            10.05%
     Attn: STIF UNIT,
      18-HCB-340
     P.O. Box 2558
     Houston, TX
      77252-2558
     U.S. Banks                      7.18%
     First
      Trust/Var
      & Co
     Funds Con-
      trol Suite
      0404
     180 East
      Fifth
      Street
     St. Paul, MN
      55101

 To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Private Investment Class of the Portfolio as of May 1, 1998, and the amount of the outstanding shares held of record by such shareholders, are set forth below:

                                    PERCENT
          NAME AND ADDRESS OF       OWNED OF
             RECORD OWNER           RECORD*
          -------------------       --------
     The Bank of New York            36.74%
     4 Fisher Lane
     White Plains, NY 10603
     Cullen/Frost Discount Brokers   36.03%
     P.O. Box 2358
     San Antonio, TX 78299
     Oppenheimer & Co., Inc.          5.13%
     Oppenheimer Tower
     World Financial Center
     New York, NY 10281

------
* The Company has no knowledge as to whether all or any portfolio of the shares owned of record are also owned beneficially.
** A shareholder who holds more than 25% of the outstanding shares of the Portfolio may be presumed to be in "control" of the Portfolio as defined in the 1940 Act.

 As of May 1, 1998, the directors and officers of the Company owned less than 1% of the Institutional Cash Reserve Shares and the Private Investment Class shares.

REPORTS

The Company furnishes shareholders of the Institutional Class with semi-annual reports containing information about the Company and its operations, including a schedule of investments held in the Portfolio, and its financial statements. The annual financial statements are audited by the Company's independent audi-tors. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, as the Company's independent auditors to audit the Company's financial statements and review the Company's tax returns.

                        SHARE PURCHASES AND REDEMPTIONS

PURCHASES AND REDEMPTIONS

 A complete description of the manner by which shares of the Institutional Class may be purchased, redeemed or exchanged appears in the Prospectus under the heading "Purchase of Shares."

 The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as deter-mined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Company not reasonably practicable.

 A "Business Day" of the Portfolio is any day on which member banks of the New York Federal Reserve are open for business. The Portfolio, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Portfolio for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is re-stricted due to national holidays.

NET ASSET VALUE DETERMINATION

 The net asset value of a share of the Portfolio is determined twice daily as of the times shown in the Prospectus on each business day of the Company, as defined in the Prospectus. For the purpose of determining the price at which all shares of the Portfolio are issued and redeemed, the net asset value per share is calculated by: (a) valuing all securities and instruments of the Port-folio as set forth below; (b) adding other assets of the Portfolio, if any; (c) deducting the liabilities of the Portfolio; (d) dividing the resulting amount by the number of shares outstanding of the Portfolio; and (e) rounding such per share net asset value to the nearest whole cent.

 The debt instruments held in the Portfolio are valued on the basis of amor-tized cost. This method involves valuing an instrument at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may re-sult in periods during which value, as determined by amortized cost, is higher or lower than the price the Company would receive if it sold the entire portfo-lio.

 The valuation of the portfolio instruments based upon their amortized cost, and the concomitant maintenance of the net asset value per share of $1.00 for the Portfolio is permitted in accordance with applicable rules and regulations of the SEC, which require the Company to adhere to certain conditions. The Portfolio will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Board of Directors has determined present minimal credit risks. Rule 2a-7 also requires, among other things, that the Portfolio maintain a dollar-weighted portfolio maturity of 90 days or less and purchase only U.S. dollar-denominated instruments having remaining maturities of 397 calendar days or less.

 The Board of Directors is required to establish procedures designed to stabi-lize, to the extent reasonably possible, the Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures in-clude review of the portfolio holdings by the Board of Directors, at such in-tervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to purchasers or exist-ing holders of any class of shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for any class of shares of the Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; the redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


 Dividends with respect to the Institutional Class are declared to shareholders of record immediately after 3:00 p.m. Eastern time on the date of declaration. Accordingly, dividends accrue on the first day that a purchase order for shares of the Institutional Class is effective, provided that the purchase order has been accepted prior to 3:00 p.m. Eastern time and payment in the form of fed-eral funds wired has been received by AFS. Dividends do not accrue on the day that a redemption order is effective, unless the redemption is effective after 12:30 p.m. on that day and redemption proceeds have not been wired to the shareholder on the same day. Thus, if a purchase order is accepted prior to 3:00 p.m. Eastern time, the shareholder will receive its pro rata share of div-idends beginning with those declared on that day.

 Should the Company incur or anticipate any unusual expense, loss or deprecia-tion, which would adversely affect the net asset value per share of the Portfo-lio or the net income per share of a class of the Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Portfolio were reduced, or were anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments on shares of the Portfolio until the net asset value returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Portfolio and/or in its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

 The following is only a summary of certain additional tax considerations gen-erally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

 The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, divi-dends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distrib-utes to shareholders, provided that it distributes an amount at least equal to the sum of (a) 90% of its investment company taxable income (i.e., net invest-ment income and the excess of net short-term capital gain over net long-term capital loss) and (b) 90% of its tax-exempt income (net of allocable expenses and amortized bond premium allocable thereto) for the taxable year (the "Dis-tribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the tax-able year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

 In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's prin-cipal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or curren-cies.

 In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated in-vestment company. Under this test, at the close of each quarter of the Portfo-lio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's to-tal assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securi-ties of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or busi-nesses.

 If for any taxable year the Portfolio does not qualify as a regulated invest-ment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distri-butions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

 A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordi-nary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Undistributed tax-exempt interest on Municipal Securities is not subject to the excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

 The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liq-uidate portfolio investments to make sufficient distributions to avoid excise tax liability.

DISTRIBUTIONS

 The Portfolio intends to qualify to pay exempt-interest dividends by satisfy-ing the requirement that at the close of each quarter of the Portfolio's tax-able year at least 50% of the Portfolio's total assets consists of Municipal Securities, which are exempt from federal income tax. Distributions from the Portfolio will constitute exempt-interest dividends to the extent of the Port-folio's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolio are excluded from gross income for federal income tax purposes. How-ever, shareholders required to file a federal income tax return will be re-quired to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.

 AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends de-rived from certain "private activity" Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of is-sue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. Pursuant to the Taxpayer Relief Act of 1997, certain small corporations are wholly exempt from AMT.

 Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be in-cluded in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Port-folio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are de-rived from interest on such bonds. Receipt of exempt-interest dividends may re-sult in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Pro-spective investors should consult their own tax advisers as to such conse-quences.

 The Portfolio anticipates distributing substantially all of its investment company taxable income, if any, for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for fed-eral income tax purposes, but they will not qualify for the dividends-received deduction for corporations.

 The Portfolio may either retain or distribute to shareholders its net capital gain, if any, for each taxable year. The Portfolio currently intends to dis-tribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capi-tal gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. Realized market discount on Municipal Se-curities purchased after April 30, 1993, will be treated as ordinary income and not as capital gain.

 Distributions by the Portfolio that do not constitute ordinary income divi-dends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

 Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in ad-ditional shares of the Portfolio (or of another portfolio). Shareholders elect-ing to reinvest a distribution in additional shares will be treated as receiv-ing a distribution in an amount equal to the net asset value of the shares re-ceived, determined as of the reinvestment date.

 Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, divi-dends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

 The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, if any, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

FOREIGN SHAREHOLDERS

 Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partner-ship ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

 If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income divi-dends (including short-term capital gains) and return of capital distributions will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends (if any) and exempt-interest dividends.

 If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends (if any) and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates appli-cable to U.S. citizens or domestic corporations.

 In the case of foreign noncorporate shareholders, the Portfolio may be re-quired to withhold U.S. federal income tax at a rate of 31% on distributions (other than exempt-interest dividends) that are otherwise exempt from withhold-ing tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

 The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Re-cently proposed regulations may change the information provided here. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, includ-ing the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

 The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 1, 1998. Future legislative or administrative changes or court decisions may sig-nificantly change the conclusions expressed herein, and any such changes or de-cisions may have a retroactive effect with respect to the transactions contem-plated herein.

 Rules of state and local taxation of ordinary income dividends, exempt-inter-est dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfo-lio.

                            PERFORMANCE INFORMATION

 Calculations of yield will take into account the total income received by the Portfolio, including taxable income, if any; however, the Portfolio intends to invest its assets so that 100% of its annual interest income will be tax-ex-empt. To the extent that institutions charge fees in connection with services provided in conjunction with the Institutional Class, the yield will be lower for those beneficial owners paying such fees.

 The current yields quoted for the Institutional Class will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yields for the Institutional Class will be computed by assuming that an account was established with a single share (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include divi-dends accrued with respect to the share, and dividends declared on shares pur-chased with dividends accrued and paid, if any, but would not include any real-ized gains and losses or unrealized appreciation or depreciation and income other than investment income) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Company may also furnish a quotation of effective yields for the Institutional Class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yields for the period, which will be computed by compounding the unannualized current yields for the period by adding 1 to the unannualized cur-rent yields, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

 For the seven-day period ended March 31, 1998, the current yield and effective yield for the Institutional Class were 3.52% and 3.58%, respectively. Assuming a corporate tax rate of 39.6%, those yields for the Institutional Class on a tax-equivalent basis were 5.83% and 5.93%, respectively.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

 Information concerning the Portfolio's investment objectives and fundamental and operating policies is set forth in the Prospectus. The principal features of the Portfolio's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Portfolio will achieve its objective. The values of the se-curities in which the Portfolio invests fluctuate based upon interest rates, the financial stability of the issuer and market factors. The following is a more detailed description of the instruments eligible for purchase by the Port-folio, which augments the summary of the Portfolio's investment program which appears under the heading "Investment Program" in the Prospectus.

 As set forth in the Prospectus, the Portfolio will limit its purchases of se-curities to U.S. dollar-denominated securities which are "First Tier" securi-ties, as such term is defined from time to time in Rule 2a-7 under the 1940 Act. A First Tier Security is generally a security that: (i) has received a short-term rating, or is subject to a guarantee that has received a short-term rating, or, in either case, is issued by an issuer with a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that the Portfolio's investment ad-viser has determined is of comparable quality to a rated security described in
(i); (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a Government Security. The term "Requisite NRSROs" means (a) any two nationally recognized statistical rating organiza-tions that have issued a rating with respect to a security or class of debt ob-ligations of an issuer, or (b) if only one NRSRO has issued a rating with re-spect to such security or issuer at the time the Portfolio acquires the securi-ty, the NRSRO. At present, the NRSROs are: Standard & Poor's Corp., Moody's In-vestors Services, Inc., Thomson Bankwatch, One, Duff and Phelps, Inc., Fitch Investors Services, Inc. and, with regard to certain types of securities, IBCA Ltd and its subsidiary, IBCA, Inc. Subcategories or gradations in ratings (such as "+" or "-") do not count as rating categories.

 Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Portfolio, but AIM will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings applied by an NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Municipal Securi-ties in accordance with the investment policies described herein.

 The Portfolio may, from time to time, invest in taxable short-term investments ("Temporary Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating cate-gory by a recognized rating agency; and certificates of deposit of domestic banks with assets of $1.5 billion or more as of the date of their most recently published financial statements. The Portfolio may invest in Temporary Invest-ments, for example, due to market conditions or pending the investment of proceeds from the sale of shares of the Portfolio or proceeds from the sale of Portfolio securities or in anticipation of redemptions. Although interest earned from such Temporary Investments will be taxable as ordinary income, the Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-ex-empt. See "Investment Restrictions" in the Prospectus for limitations on the Portfolio's ability to invest in repurchase agreements and in shares of other investment companies. It is a fundamental policy of the Company that the Port-folio's assets will be invested so that at least 80% of the Portfolio's income will be exempt from federal income taxes, and it is the Company's present in-tention (but it is not a fundamental policy) to invest the Portfolio's assets so that 100% of the Portfolio's annual interest income will be tax-exempt. Ac-cordingly, the Portfolio may hold cash reserves pending the investment of such reserves in Municipal Securities.

MUNICIPAL SECURITIES

 Municipal Securities include debt obligations issued to obtain funds for vari-ous public purposes, including the construction of a wide range of public fa-cilities such as airports, bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstand-ing obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public au-thorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities and certain local facili-ties for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size and purpose of such issues. Such obligations are considered to be Municipal Securities pro-vided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternate minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters -- Tax Matters" in this Statement of Additional Information.

 The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-ex-empt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments. Most notes are general obligations of the issuing mu-nicipalities or agencies and are sold in anticipation of a bond sale, collec-tion of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular clas-sification and between classifications. The Portfolio's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities in the Portfolio will vary from time to time.

 The yields on Municipal Securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, maturity of the obligation, and rating of the issue. The yield realized by holders of a class of the Portfolio will be the yield realized by the Portfolio on its investments reduced by the general expenses of the Company and those expenses attributable to such class. The market values of the Municipal Securities held by the Port-folio will be affected by changes in the yields available on similar securi-ties. If yields increase following the purchase of a Municipal Security the market value of such Municipal Security will generally decrease. Conversely, if yields on such Municipal Security decrease, the market value of such security will generally increase.

DIVERSIFICATION REQUIREMENTS

 As a money market fund, the Portfolio is subject to the diversification re-quirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securi-ties (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

 The issuer diversification requirement provides that the Portfolio may not in-vest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the securi-ty. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such secu-rities.

 The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Portfolio may not invest more than 10% of its total assets in secu-rities issued by or subject to demand features or guarantees from the same en-tity. A demand feature permits the Portfolio to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified in-tervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

INVESTMENT RATINGS

 The following is a description of the factors underlying the tax-exempt debt ratings of Moody's, S&P and Fitch Investors Service ("Fitch"):

                         MOODY'S MUNICIPAL BOND RATINGS

                                      Aaa

 Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

 Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of pro-tection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

 Note: Bonds in the Aa group which Moody's believes possess the strongest in-vestment attributes are designated by the symbol Aa1.

 Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in the Aa group when assigning ratings to: industrial development bonds; and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              MOODY'S DUAL RATINGS

 In the case of securities with a demand feature, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                        MOODY'S SHORT-TERM LOAN RATINGS

 Moody's ratings for state and municipal short-term obligations will be desig-nated Moody's Investment Grade (or MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the li-quidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

 A short-term rating may also be assigned on an issue having a demand feature (i.e., a variable rate demand obligation or VRDO). Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to re-flect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

 A VMIG rating may be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

 Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

                                  MIG 1/VMIG 1

 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                        MOODY'S COMMERCIAL PAPER RATINGS

 Moody's commercial paper ratings are opinions of the ability of issuers to re-pay punctually promissory obligations not having an original maturity in excess of nine months.

 Moody's employs the following two designations, each judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

                                    Prime-1

 Issuers (or related supporting institutions) rated Prime-1 (P-1) have a supe-rior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well- established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed finan-cial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

 Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                           S&P MUNICIPAL BOND RATINGS

 A S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

 The ratings are based, in varying degrees, on the following considerations: likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and pro-tection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                                      AAA

 Debt rated AAA has the highest rating assigned by S&P. Capacity to pay inter-est and repay principal is extremely strong.

                                       AA

 Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

 Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

 S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

 The first rating addresses the likelihood of repayment of principal and inter-est as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (e.g., AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commer-cial paper rating symbols (e.g., SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

 A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the mar-ket for its refinancing, the more likely it will be treated as a note).

 The highest note rating symbol is as follows:

                                      SP-1

 Category denotes very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                          S&P COMMERCIAL PAPER RATINGS

 S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

 The highest rating category is as follows:

                                      A-1

 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                               FITCH BOND RATINGS

 Fitch investment grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings repre-sent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

 The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

 Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

 Bonds that have the same ratings are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

 Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

 Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

 Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay princi-pal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

 Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future develop-ments, short-term debt of these issuers is generally rated "F-l."

 Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

 NR -- Indicates that Fitch does not rate the specific issue.

                            FITCH SHORT-TERM RATINGS

 Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including com-mercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

 The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

 The highest Fitch short-term rating is as follows:

                                      F-1

 Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

 The Portfolio may purchase Municipal Securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Portfolio may purchase or sell Municipal Securities on a delayed delivery basis. The payment obliga-tion and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase when-issued or delayed delivery Municipal Se-curities with the intention of actually acquiring such securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued or delayed delivery commitments will be made if more than 25% of the Portfolio's net assets would thereby become so committed.

 If the Portfolio purchases a when-issued or delayed delivery security, the Portfolio will direct its custodian bank to collateralize the when-issued or delayed delivery commitment by segregating liquid assets of a dollar value suf-ficient at all times to make payment for the when-issued or delayed-delivery securities. Such segregated liquid assets will be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the Portfolio's when-issued or delayed delivery commitments.

 Securities purchased on a when-issued or delayed delivery basis and the secu-rities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those secu-rities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, there is a possibility that the Portfolio will experience greater fluctuation in the mar-ket value of its assets.

 Furthermore, when the time comes for the Portfolio to meet its obligations un-der when-issued or delayed delivery commitments, the Portfolio will do so by use of its then available cash, by the sale of the segregated liquid assets, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Portfolio's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capi-tal gains, which are not exempt from federal income taxes. The value of when-issued or delayed delivery securities on the settlement date may be more or less than the purchase price.

 In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous.

VARIABLE OR FLOATING RATE INSTRUMENTS

 The Portfolio may invest in Municipal Securities which have variable or float-ing interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instru-ment. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price be-cause, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or in-crease, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Rule 2a-7 under the 1940 Act provides special rules for calculating the matu-rity date of variable and floating rate securities for purposes of determining whether such securities qualify as "Eligible Securities."

 Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usu-ally within seven days) on the Portfolio's demand. The terms of such demand in-struments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. All variable or floating rate instru-ments will meet the quality standards of the Portfolio. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Secu-rities held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

 The Portfolio may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Portfolio may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-ex-empt bonds or notes ("Underlying Bonds"), and the sale of certificates evidenc-ing interests in the trust or custodial account to investors such as the Port-folio. The trustee or custodian receives the long-term fixed rate interest pay-ments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certifi-cate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand fea-ture). A "variable rate trust certificate" evidences an interest in a trust en-titling the certificate holder to receive variable rate interest based on pre-vailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

 Because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and po-tential risks that may not be present where a municipal security is owned di-rectly. For further information regarding certain risks associated with invest-ing in synthetic municipal instruments see the Prospectus under the caption "Investment Program -- Synthetic Municipal Instruments."

INVESTMENT RESTRICTIONS

  The most significant investment restrictions applicable to the Portfolio's investment program are set forth in the Prospectus. Additionally, as a matter of fundamental policy which may not be changed without a vote of all classes of shareholders of the Portfolio, the Portfolio will not:

    (1) borrow money or pledge, mortgage or hypothecate the assets of the Portfolio except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets, except that the Portfolio may purchase when-issued securities consistent with the Portfolio's investment objective and policies; provided that the Portfolio will repay all borrowings (other than when-issued purchases) before making additional investments;

    (2) lend money or securities except to the extent that the Portfolio's investments may be considered loans;

    (3) purchase or sell puts, calls, straddles, spreads or combinations thereof;

    (4) invest in companies for the purpose of exercising control, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

    (5) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolio's investment program, may be deemed an underwriting;

    (6) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

    (7) sell, securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; or

    (8) purchase or sell commodities or commodity futures contracts.

                             PORTFOLIO TRANSACTIONS

GENERAL BROKERAGE POLICY

 AIM makes decisions to buy and sell securities for the Portfolio, selects bro-ker-dealers, effects the Portfolio's investment transactions, allocates broker-age fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which in-cludes the best price on the security and a low commission rate (as applica-ble). While AIM seeks reasonably competitive commission rates, the Portfolio may not pay the lowest commission or spread available. See "Section 28(e) Stan-dards" below.

 In the event the Portfolio purchases securities traded over-the-counter, the Portfolio deals directly with dealers who make markets in the securities in-volved, except when better prices are available elsewhere. Portfolio transac-tions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

 AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Portfolio) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Portfolio and other mutual funds advised by AIM or A I M Capital Manage-ment, Inc. (collectively, the "AIM Funds") in particular, including sales of the Portfolio and of the other AIM Funds. In connection with (3) above, the Portfolio's trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing ar-rangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

 AIM will seek, whenever possible, to recapture for the benefit of the Portfo-lio any commissions, fees, brokerage or similar payments paid by the Portfolio on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of the Portfolio's securities in a tender or exchange offer.

 The Portfolio may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting secu-rities of the Portfolio, provided the conditions of an exemptive order received by the Portfolio from the SEC are met. In addition, the Portfolio may purchase or sell a security from or to another AIM Fund provided the Portfolio follows procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related ex-penses.

 Under the 1940 Act, certain persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securi-ties unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Company from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of the Portfolio to purchase municipal se-curities being publicly underwritten by such syndicate, and the Portfolio may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an is-suer of Municipal Securities and be paid a fee by such issuer. The Portfolio may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Company's Board of Directors and a determina-tion is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal years ended March 31, 1998, 1997 and 1996, no securities or instruments were pur-chased by the Portfolio from issuers who paid placement fees or other compensa-tion to a broker affiliated with the Portfolio.

ALLOCATION OF PORTFOLIO TRANSACTIONS

 AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Portfolio. Occasionally, identical securities will be appropriate for investment by the Portfolio and one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Portfo-lios and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Port-folios and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, ad-versely affect the Portfolio's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

 Sometimes the procedure for allocating portfolio transactions among the vari-ous investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Portfolio. In making such allo-cations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable se-curities, the availability of cash for investment, the size of investment com-mitments generally held, and the judgments of the persons responsible for rec-ommending the investment.

SECTION 28(e) STANDARDS

 Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in rela-tion to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibili-ties with respect to the accounts as to which it exercises investment discre-tion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibili-ties. Accordingly, in recognition of research services provided to it, the Portfolio may pay a broker higher commissions than those available from another broker.

 Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpreta-tions with respect to the U.S. and foreign economies, securities, markets, spe-cific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; per-formance information on securities, indexes and investment accounts; informa-tion concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the pro-viding of access to consultants who supply research information.

 The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Portfolio. However, the Portfolio is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

 In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Portfolio is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                              FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR ENDED

                                 MARCH 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Tax-Free Investments Co.:

We have audited the accompanying statement of assets and liabilities of the Cash Reserve Portfolio (a Portfolio of Tax-Free Investments Co.), including the schedule of investments, as of March 31, 1998, and the related statement of op-erations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Portfolio as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted ac-counting principles.

                                 KPMG Peat Marwick LLP

Houston, Texas
May 1, 1998

SCHEDULE OF INVESTMENTS
March 31, 1998

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
SHORT-TERM MUNICIPAL OBLIGATIONS -
  102.40%
ALABAMA - 1.73%
Birmingham (City of)(YMCA-Birmingham);
 Public Park and Recreation Board RB
  3.75%, 06/01/16(b)(c)                       --  VMIG-1 $ 3,255 $    3,255,000
-------------------------------------------------------------------------------
BMC Special Care Facilities Financing
 Authority (VHA of Alabama Inc. Capital
 Asset Financing Program); Variable Rate
 Hospital RB
  3.65%, Series 1985 E 12/01/30(b)(d)       A-1    Aaa     4,600      4,600,000
-------------------------------------------------------------------------------
  3.65%, Series 1985 G 12/01/30(b)(d)       A-1    Aaa     6,390      6,390,000
-------------------------------------------------------------------------------
Marshall (County of); Special Obligation
 School Refunding Series 1994 Warrants
  3.80%, 02/01/12(b)(c)                    A-1+    --      2,695      2,695,000
-------------------------------------------------------------------------------
                                                                     16,940,000
-------------------------------------------------------------------------------
ALASKA - 1.58%
Alaska Housing Finance Corp.; General
 Mortgage Series 1991 A RB
  3.70%, 06/01/26(b)                        A-1+ VMIG-1    5,200      5,200,000
-------------------------------------------------------------------------------
Alaska Housing Finance Corp. (University
 L.C. of Alaska); Governmental Purpose
 Series 1997 A RB
  3.75%, 12/01/27(b)(d)                     A-1  VMIG-1    5,200      5,200,000
-------------------------------------------------------------------------------
Valdez (City of) (ARCO Transportation
 Alaska, Inc. Project); Marine Terminal
 Refunding Series 1994 B RB
  3.70%, 05/01/31(b)(d)                     A-1  VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
                                                                     15,400,000
-------------------------------------------------------------------------------
ARIZONA - 1.69%
Apache (County of) Industrial Development
 Authority (Tucson
 Electric); Series 1983 C IDR
  3.85%, 12/15/18(b)(c)                     A-1  VMIG-1   12,400     12,400,000
-------------------------------------------------------------------------------
Chandler (City of) Industrial Development
 Authority (Southpark
 Apartments Project); Multifamily Housing
 Series 1989 RB
  3.75%, 12/01/02(b)(c)                    A-1+    --      4,125      4,125,000
-------------------------------------------------------------------------------
                                                                     16,525,000
-------------------------------------------------------------------------------
ARKANSAS - 0.51%
University of Arkansas Board of Trustees
 (UAMS Campus) (Central Arkansas Radia-
 tion Therapy); Refunding Series 1998 RB
  3.75%, 12/01/19(b)(c)                     --   VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
COLORADO - 2.92%
Colorado (State of) General Fund; Series
 1997 A TRAN
  4.50%, 06/26/98                          SP-1+   --      5,000      5,007,372
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
COLORADO - (CONTINUED)
Colorado Housing Finance Authority (Coven-
 try Village Project);
 Multifamily Housing Refunding Series 1996
 B RB
  3.75%, 10/15/16(b)(c)                     A-1+   --    $ 5,370 $    5,370,000
-------------------------------------------------------------------------------
Colorado Housing Finance Authority
 (Winridge Project); Adjustable
 Refunding Multifamily Housing Series 1998
 RB
  3.70%, 02/15/28(b)(c)                     A-1+   --      5,000      5,000,000
-------------------------------------------------------------------------------
Denver (City of) (Seasons Apartment Proj-
 ect); Refunding Multifamily Housing Se-
 ries 1990 RB
  3.65%, 10/01/06(b)(c)                     A-1+ VMIG-1    8,700      8,700,000
-------------------------------------------------------------------------------
Douglas (County of) (Autumn Chase Proj-
 ect); Variable Rate Demand Multifamily
 Housing Series 1985 RB
  3.75%, 07/01/06(b)(c)                      --  VMIG-1    4,450      4,450,000
-------------------------------------------------------------------------------
                                                                     28,527,372
-------------------------------------------------------------------------------
CONNECTICUT - 0.59%
Connecticut (State of) (Transportation
 Infrastructure Purpose S-1); Special Tax
 Obligation RB
  3.65%, 12/01/10(b)(c)                     A-1+ VMIG-1    2,165      2,165,000
-------------------------------------------------------------------------------
Connecticut (State of) Power and Light
 Development Authority; Series 1993 A RB
  3.65%, 09/01/28(b)(c)                     A-1+ VMIG-1    3,640      3,640,000
-------------------------------------------------------------------------------
                                                                      5,805,000
-------------------------------------------------------------------------------
DELAWARE - 0.32%
Delaware (State of) Economic Development
 Authority; Adjustable Rate Hospital Se-
 ries C RB
  3.70%, 12/01/15(b)(c)                     A-1+ VMIG-1    3,100      3,100,000
-------------------------------------------------------------------------------
FLORIDA - 4.10%
Florida State Board of Education; Public
 Education Series B GO
  5.00%, 06/01/98                           AA+    Aa2     1,700      1,703,053
-------------------------------------------------------------------------------
Gulf Breeze (City of) (Florida Municipal
 Bond Fund); Variable Rate Demand Series
 1995 A RB
  3.80%, 03/31/21(b)(c)                     A-1    --     12,900     12,900,000
-------------------------------------------------------------------------------
Lee (County of) Housing Finance Authority
 (Forestwood Apartments Project); Housing
 Series 1995 A RB
  3.70%, 06/15/25(b)(c)                     A-1+   --      8,000      8,000,000
-------------------------------------------------------------------------------
Putnam County Development Authority (Semi-
 nole Electric Cooperative, Inc. Project);
 National Rural Utilities Cooperative Fi-
 nance Corp. Guaranteed Floating/Fixed
 Rate Pooled Series 1984 H-1 PCR
  3.80%, 03/15/14(b)(c)                     A-1+   P-1     3,865      3,865,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
FLORIDA - (CONTINUED)
University Athletic Association Inc.
 (University of Florida Stadium Project);
 Capital Improvement Adjustable Series
 1990 RB
  3.80%, 02/01/20(b)(c)                     --   VMIG-1  $13,600 $   13,600,000
-------------------------------------------------------------------------------
                                                                     40,068,053
-------------------------------------------------------------------------------
GEORGIA - 4.14%
Cobb (County of) Housing Authority
 (Greenhouse Frey Apartment Project);
 Multifamily Housing RB
  3.70%, 09/15/26(b)(c)                    A-1+    --      5,000      5,000,000
-------------------------------------------------------------------------------
Decatur County Bainbridge Industrial
 Development Authority (Kaiser
 Agriculture Chemical Inc. Project);
 Series 1985 IDR
  3.70%, 12/01/02(b)(c)                    A-1+    --      2,100      2,100,000
-------------------------------------------------------------------------------
Dekalb (County of) Housing Authority
 (Clairmont Crest Project); Multifamily
 Housing Refunding Series 1995 RB
  3.70%, 06/15/25(b)(c)                    A-1+    --      6,400      6,400,000
-------------------------------------------------------------------------------
Development Authority of Cobb County
 (Institute of Nuclear Power Operations
 Project); Series 1998 RB
  3.70%, 02/01/13(b)(c)                    A-1+  VMIG-1    9,170      9,170,000
-------------------------------------------------------------------------------
Development Authority of Floyd County
 (Shorter College Project); Series 1998
 RB
  3.75%, 06/01/17(b)(c)                    A-1+    --      4,000      4,000,000
-------------------------------------------------------------------------------
Gwinnett (County of) Housing Authority
 (Greens Apartment Project); Variable
 Rate Demand Multifamily Housing Series
 1995 RB
  3.70%, 06/15/25(b)(c)                    A-1+    --     10,300     10,300,000
-------------------------------------------------------------------------------
Savannah (City of) Housing Authority
 (Somerset Place Project); Variable Rate
 Demand Multifamily Housing Series 1996 A
 RB
  3.70%, 06/15/26(b)(c)                    A-1+    --      3,500      3,500,000
-------------------------------------------------------------------------------
                                                                     40,470,000
-------------------------------------------------------------------------------
IDAHO - 1.08%
Idaho (State of); Series 1997 TAN
  4.625%, 06/30/98                         SP-1+  MIG-1    5,000      5,008,840
-------------------------------------------------------------------------------
Power (County of) (FMC Corporation
 Project); PCR
  3.80%, 12/01/10(b)(c)                     --   VMIG-1    5,500      5,500,000
-------------------------------------------------------------------------------
                                                                     10,508,840
-------------------------------------------------------------------------------
ILLINOIS - 8.29%
Burbank (City of) (Service Merchandise
 Co. Inc. Project); Floating Rate Monthly
 Demand Industrial Building Series 1984
 RB
  3.35%, 09/15/24(b)(c)                    A-1+    --      3,600      3,600,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
ILLINOIS - (CONTINUED)
East Peoria (City of) (Radnor/East Peoria
 Partnership Project); Multifamily Housing
 Series 1983 RB
  3.90%, 06/01/08(b)(c)                      --    Aa3   $ 5,770 $    5,770,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Adventist Health System/Sunbelt
 Obligated Group); Variable Rate Demand
 Series 1997 A RB
  3.75%, 11/15/27(b)(c)                     A-1+ VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (American College of Surgeons Project);
 Tax Exempt Series 1996 RB
  3.70%, 08/01/26(b)(c)                     A-1+   --      7,700      7,700,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Jewish Charities Revenue Anticipation
 Note Progam); Variable Rate Demand Series
 1997-1998 A RAN
  3.75%, 06/30/98(b)(c)                     A-1+   --      9,720      9,720,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Museum of Science & Industry);
 Adjustable Rate Series 1992 RB
  3.70%, 10/01/26(b)(c)                      --  VMIG-1    1,500      1,500,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Northwestern University); Adjustable
 Rate Series 1988 RB
  3.75%, 03/01/28(b)(d)                     A-1+ VMIG-1    6,450      6,450,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Pooled Financing Program); Adjustable
 Rate Series 1985 RB
  3.70%, 12/01/05(b)(c)                     A-1+ VMIG-1    3,715      3,715,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority;
 Revolving Fund Pooled Series D RB
  3.70%, 08/01/15(b)(c)                     A-1+ VMIG-1    3,970      3,970,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Advocate Health Care Network); Variable
 Rate Demand Series 1997 B RB
  3.75%, 08/15/22(b)(d)                     A-1+ VMIG-1    9,940      9,940,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Northwestern Memorial Hospital);
 Variable Rate Demand Series 1995 RB
  3.80%, 08/15/25(b)(d)                     A-1+ VMIG-1    7,000      7,000,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Streetville Corp.); Variable Rate Series
 1994 RB
  3.70%, 08/15/24(b)(c)                     A-1+   P-1     3,000      3,000,000
-------------------------------------------------------------------------------
Oak Forest (City of) (Homewood Pool);
 Series 1989 RB
  3.70%, 07/01/24(b)(c)                      --  VMIG-1    3,000      3,000,000
-------------------------------------------------------------------------------
Village of Lisle (Four Lakes Project Phase
 Five); Multifamily Housing Revenue
 Refunding Series 1996 RB
  3.70%, 09/15/26(b)(c)                     A-1+   --     10,700     10,700,000
-------------------------------------------------------------------------------
                                                                     81,065,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
INDIANA - 4.32%
Auburn (City of) (Sealed Power Corp.
 Project); Variable Rate Demand Economic
 Development Series 1985 RB
  3.55%, 07/01/10(b)(c)                     --   VMIG-1  $ 1,200 $    1,200,000
-------------------------------------------------------------------------------
Indiana (State of) (Advance Funding
 Program); Series 1998 A-2 RB
  4.00%, 01/20/99                          SP-1+  MIG-1    5,000      5,015,577
-------------------------------------------------------------------------------
Indiana Development Finance Authority
 (Southern Indiana Gas and Electric
 Project); Series 1998 A PCR
  3.65%, 03/01/99(b)                        AA-  VMIG-1   16,000     16,000,000
-------------------------------------------------------------------------------
Indiana Health Facility Financing
 Authority (St. Anthony Medical Center,
 Inc.); Variable Rate Demand Series 1997
 RB
  3.65%, 12/01/17(b)(c)                     --   VMIG-1    2,000      2,000,000
-------------------------------------------------------------------------------
Indianapolis (City of); Local Improvement
 Series 1997 E RB
  4.25%, 07/09/98                          SP-1+   --      7,500      7,508,961
-------------------------------------------------------------------------------
Indianapolis (City of) (Jewish Community
 Campus Project); Variable Rate Economic
 Development RB
  3.70%, 04/01/05(b)(c)                     --   VMIG-1    2,295      2,295,000
-------------------------------------------------------------------------------
Petersburg (City of) (Indianapolis Power
 and Light Co. Project); Adjustable Rate
 Tender Securities Series 1995 B PCR
  3.70%, 01/01/23(b)(d)                    A-1+  VMIG-1    6,000      6,000,000
-------------------------------------------------------------------------------
Rockport (City of) Indiana Development
 Authority (AEP Generating Company
 Project B); Series 1995 B PCR
  3.80%, 07/01/25(b)(d)                    A-1+c   Aaa     2,235      2,235,000
-------------------------------------------------------------------------------
                                                                     42,254,538
-------------------------------------------------------------------------------
IOWA - 1.74%
Iowa Higher Education Loan Authority;
 Private College Facility RB
  3.80%, 12/01/15(b)(c)                    A-1+  VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
Iowa School Corporations (Iowa School
 Cash Anticipation Program); Warrant
 Certificates Series 1997-1998 A TRAN
  4.50%, 06/26/98(c)                       SP-1+  MIG-1   12,000     12,019,056
-------------------------------------------------------------------------------
                                                                     17,019,056
-------------------------------------------------------------------------------
KANSAS - 1.02%
Mission (City of) (Silverwood Apartment
 Project); Multifamily RB
  3.70%, 09/15/26(b)(c)                    A-1+    --      5,000      5,000,000
-------------------------------------------------------------------------------
Wichita (City of); General Obligation
 Renewal and Improvement Series 194
 Temporary Notes
  4.25%, 08/27/98                          SP-1+ VMIG-1    5,000      5,012,035
-------------------------------------------------------------------------------
                                                                     10,012,035
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
KENTUCKY - 1.70%
Kentucky Asset/Liability Commission;
 General Fund Series 1998 A RB
  3.55%, 06/04/98(b)                        --   VMIG-1  $ 5,000 $    5,000,000
-------------------------------------------------------------------------------
Kentucky Asset/Liability Commission;
 General Fund Series 1997 A TRAN
  4.50%, 06/25/98                          SP-1+  MIG-1    7,500      7,510,929
-------------------------------------------------------------------------------
Mayfield (City of) (Kentucky League of
 Cities Funding Trust Pooled Lease
 Financing Program); Variable Rate Multi-
 City Lease Series 1996 RB
  3.80%, 07/01/26(b)(c)                     A-1  VMIG-1    4,100      4,100,000
-------------------------------------------------------------------------------
                                                                     16,610,929
-------------------------------------------------------------------------------
LOUISIANA - 3.32%
Louisana Public Facilities Authority
 (Sisters of Charity of the Incarnate
 Word); Unit Priced Demand Adjustable
 Series 1997 E RB
  3.70%, 07/01/23(b)(d)                    A-1+c VMIG-1    9,900      9,900,000
-------------------------------------------------------------------------------
Louisana Public Facilities Authority
 (Willis-Knighton Medical Center
 Project); Hospital Series 1995 RB
  3.75%, 09/01/25(b)(d)                     A-1  VMIG-1   17,500     17,500,000
-------------------------------------------------------------------------------
New Orleans (City of); Aviation Board
 Series B RB
  3.75%, 08/01/16(b)(c)                    A-1+  VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
                                                                     32,400,000
-------------------------------------------------------------------------------
MASSACHUSETTS - 0.37%
Massachusetts Health and Educational
 Facilities Authority; Variable Rate
 Series E RB
  3.70%, 01/01/35(b)(c)                     --   VMIG-1    3,600      3,600,000
-------------------------------------------------------------------------------
MICHIGAN - 1.98%
Jackson County Economic Development Corp.
 (Sealed Power Corp.); Economic
 Development Variable Refunding RB
  3.55%, 10/01/19(b)(c)                     --   VMIG-1    1,000      1,000,000
-------------------------------------------------------------------------------
Michigan State Hospital Finance Authority
 (Hospital Equipment Loan Program);
 Adjustable Series 1996 A RB
  3.75%, 12/01/23(b)(c)                     --   VMIG-1    6,600      6,600,000
-------------------------------------------------------------------------------
Michigan State Strategic Fund (Peachwood
 Center Association Project); Limited
 Obligation Series 1995 RB
  3.65%, 06/01/16(b)(c)                    A-1+    --      2,275      2,275,000
-------------------------------------------------------------------------------
Michigan Strategic Fund (Consumer's Power
 Corp.); Variable Rate Demand Series 1988
 A PCR
  3.80%, 04/15/18(b)(c)                     --     P-1     1,570      1,570,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
MICHIGAN - (CONTINUED)
Michigan Strategic Fund (260 Brown St.
 Associates Project); Convertible Variable
 Rate Demand Limited Obligation Series
 1985 RB
  3.60%, 10/01/15(b)(c)                      --  VMIG-1  $ 3,550 $    3,550,000
-------------------------------------------------------------------------------
Michigan Strategic Fund (The Norcor Corp.
 Project); IDR
  3.70%, 12/01/00(b)(c)                      --    P-1     4,400      4,400,000
-------------------------------------------------------------------------------
                                                                     19,395,000
-------------------------------------------------------------------------------
MINNESOTA - 1.23%
Bloomington (City of) Port Authority (Mall
 of America Project); Special Tax Revenue
 Series 1996 B RB
  3.70%, 02/01/13(b)(c)                     A-1+ VMIG-1    1,900      1,900,000
-------------------------------------------------------------------------------
Mankato (City of) (Northern States Power
 Co. Project); Floating Collateralized
 Series 1985 PCR
  3.80%, 03/01/11(b)                        AA-    Aa3     2,900      2,900,000
-------------------------------------------------------------------------------
Minneapolis (City of) Community
 Development Agency (Walker Methodist
 Health Systems); Adjustable Refunding
 Series 1995 RB
  3.80%, 04/01/10(b)(c)                     A-1    --      6,000      6,000,000
-------------------------------------------------------------------------------
Red Wing (City of) Industrial Development
 Authority (Northern States Power Co.);
 Floating Rate Collateralized Series 1985
 PCR
  3.80%, 03/01/11(b)(d)                     AA-    A1      1,200      1,200,000
-------------------------------------------------------------------------------
                                                                     12,000,000
-------------------------------------------------------------------------------
MISSOURI - 1.06%
Kansas City (Sleepy Hollow Apartment
 Project); Multifamily Housing Series 1996
 RB
  3.70%, 09/15/26(b)(c)                     A-1+   --      7,500      7,500,000
-------------------------------------------------------------------------------
Missouri State Development Finance Board
 (Science City Union Station);
 Infrastructure Facilities Series A RB
  3.80%, 12/01/98(b)(c)                     AA-    Aa3     2,850      2,851,739
-------------------------------------------------------------------------------
                                                                     10,351,739
-------------------------------------------------------------------------------
MISSISSIPPI - 1.75%
Mississippi Hospital Equipment and
 Facilities Authority (Northern
 Mississippi Health Services); Series 1 RB
  3.55%, 06/12/98(b)(d)                     A-1+ VMIG-1   10,000     10,000,000
-------------------------------------------------------------------------------
Perry (County of) (Leaf River Forest
 Project); Series 1989 PCR
  3.70%, 10/01/12(b)(c)                      --    P-1     7,100      7,100,000
-------------------------------------------------------------------------------
                                                                     17,100,000
-------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.96%
New Hampshire Business Finance Authority
 (Wheelabrator Concord Company, L.P.
 Project); Adjustabe Rate Resource
 Recovery Refunding Series 1997 A RB
  3.70%, 01/01/18(b)(c)                     A-1+   --      4,000      4,000,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
NEW HAMPSHIRE - (CONTINUED)
New Hampshire Housing Finance Authority
 (EQR-Bond
 Partnership-Manchester Project);
 Multifamily Housing Refunding Series
 1996 RB
  3.70%, 09/15/26(b)(c)                     --   VMIG-1  $ 5,000 $    5,000,000
-------------------------------------------------------------------------------
New Hampshire Industrial Development
 Authority (Bangor
 Hydro-Electric Co. Project); Variable
 Rate Demand Series 1983 PCR
  3.50%, 01/01/09(b)(c)                    A-1+    --        400        400,000
-------------------------------------------------------------------------------
                                                                      9,400,000
-------------------------------------------------------------------------------
NEW YORK - 18.02%
Eagle Tax Exempt Trust; Class A COP(e)
  3.77%, Series 97C4703 01/01/01(b)(c)(f)  A-1+c   Aaa    10,800     10,800,000
-------------------------------------------------------------------------------
  3.82%, Series 1993 F 08/01/06(b)(d)      A-1+c   --     20,500     20,500,000
-------------------------------------------------------------------------------
  3.82%, Series 1993 E 08/01/06(b)(d)      A-1+c   --     15,000     15,000,000
-------------------------------------------------------------------------------
  3.77%, Series 943802 05/01/07(b)(d)      A-1+c   --     17,800     17,800,000
-------------------------------------------------------------------------------
  3.82%, Series 943901 06/15/07(b)(c)      A-1+c   --     14,500     14,500,000
-------------------------------------------------------------------------------
  3.82%, Series 94C2102 06/01/14(b)(c)     A-1+c   --     10,000     10,000,000
-------------------------------------------------------------------------------
  3.77%, Series 97C4702 01/01/20(b)        A-1+c   --      9,500      9,500,000
-------------------------------------------------------------------------------
  3.82%, Series 950901 06/01/21(b)(f)      A-1+c   --     12,700     12,700,000
-------------------------------------------------------------------------------
  3.77%, Series 943207 07/01/29(b)(c)      A-1+c   --     14,200     14,200,000
-------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Washington Public
 Power Supply System Project No. 2);
 Series 964703 Class A COP
  3.77%, 07/01/11(b)(c)(e)                 A-1+c   --      5,600      5,600,000
-------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Washington State
 GO); Series 984701 Class A COP
  3.75%, 05/01/18(b)(d)(e)                 A-1+c   --     14,400     14,400,000
-------------------------------------------------------------------------------
Merrill Lynch Group Float Program, New
 York State Medical Facilities Finance
 Agency (St.Lukes- Roosevelt Hospital
 Center); Floating Option Tax-Exempt
 Receipts Series PA-113 1993 A Mortgage
 RB
  3.77%, 02/15/29(b)(c)(e)                 A-1+c   --      9,700      9,700,000
-------------------------------------------------------------------------------
Merrill Lynch Group Float Program, New
 York State Mortgage Agency; Floating
 Option Tax-Exempt Receipts Series PT 158
 RB
  3.77%, 04/01/12(b)(c)(e)                  AA   VMIG-1    8,210      8,210,000
-------------------------------------------------------------------------------
New York (City of); Series 1995 Subseries
 B-5 GO
  3.70%, 08/15/22(b)(c)                    A-1+  VMIG-1    7,200      7,200,000
-------------------------------------------------------------------------------
New York (City of); Series A RAN
  4.50%, 06/30/98(c)                       SP-1+  MIG-1    6,000      6,010,381
-------------------------------------------------------------------------------
                                                                    176,120,381
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
NORTH CAROLINA - 0.58%
North Carolina Medical Care Commission
 Retirement Community (Adult Communities
 Total Services Inc.); Variable Rate
 Demand Series 1996 RB
  3.75%, 11/15/09(b)(c)                    A-1+    --    $ 5,655 $    5,655,000
-------------------------------------------------------------------------------
OHIO - 5.31%
Akron-Summit (County of); Library
 Improvement Bonds Series
 1998 A GO
  4.00%, 12/01/98(c)                        --     Aaa     2,000      2,005,774
-------------------------------------------------------------------------------
Cuyahoga (County of) (Cleveland Clinic);
 Hospital Series A RB
  3.70%, 01/01/24(b)(d)                     A-1  VMIG-1   33,262     33,262,000
-------------------------------------------------------------------------------
Cuyahoga (County of) (S&R Playhouse
 Realty Co.); Adjustable Rate Demand
 Series 1984 IDR
  3.60%, 12/01/09(b)(c)                     --    MIG-1      615        615,000
-------------------------------------------------------------------------------
Franklin (County of) (Bricker & Eckler
 Building Co. Project); Variable Rate
 Demand Series 1984 IDR
  3.90%, 11/01/14(b)(c)                     --     P-1     8,500      8,500,000
-------------------------------------------------------------------------------
Marion (County of) (Pooled Lease Pro-
 gram); Hospital RB
  3.75%, 10/01/22(b)(c)                    A-1+    --      1,540      1,540,000
-------------------------------------------------------------------------------
Ohio Housing Finance Agency (Kenwood
 Congregate Retirement Community
 Project); Variable Rate Demand
 Multifamily Housing Series 1985 RB
  3.45%, 12/01/15(b)(c)                     --   VMIG-1      956        956,000
-------------------------------------------------------------------------------
Summit (County of) Various Purpose Notes;
 Series 1997 A General Obligation BAN
  4.50%, 06/04/98                          SP-1+  MIG-1    5,000      5,005,314
-------------------------------------------------------------------------------
                                                                     51,884,088
-------------------------------------------------------------------------------
OKLAHOMA - 1.02%
Oklahoma Water Resource Board (State Loan
 Program);
 Series 1994 A RB
  3.55%, 09/01/98(g)                       A-1+    --     10,000     10,000,000
-------------------------------------------------------------------------------
OREGON - 2.28%
Klamath Falls (City of) (Salt Caves
 Hydroelectric); Adjustable/Fixed RB
  4.50%, Series 1986 C 05/01/98(f)(g)      SP-1+   --     10,000     10,005,090
-------------------------------------------------------------------------------
  4.50%, Series E 05/01/98(f)              SP-1+   --     12,250     12,256,857
-------------------------------------------------------------------------------
                                                                     22,261,947
-------------------------------------------------------------------------------

                                           RATING(a)     PAR
                                          S&P  MOODY'S  (000)      VALUE
PENNSYLVANIA - 6.30%
Delaware County Industrial Development
 Authority (Henderson-Radnor Joint
 Venture Project); Limited Obligation
 Series 1985 IDR
  3.70%, 04/01/15(b)(c)                   --     Aa3   $   855 $      855,000
-----------------------------------------------------------------------------
Emmaus (City of) General Authority;
 Series 1996 RB
  3.75%, 12/01/28(b)(c)                  A-1+    Aaa     3,000      3,000,000
-----------------------------------------------------------------------------
Philadelphia (City of); Water and
 Wastewater Series 1997 B RB
  3.82%, 08/05/98(b)(d)(g)               A-1+  VMIG-1    3,300      3,300,000
-----------------------------------------------------------------------------
Philadelphia (City of) Hospital and
 Higher Facilities Authority
 (Children's Hospital of Philadelphia);
 Hospital RB
  3.75%, 03/01/27(b)(d)                  A-1+  VMIG-1   13,160     13,160,000
-----------------------------------------------------------------------------
Philadelphia School District; Series
 1997-1998 TRAN
  4.50%, 06/30/98(c)                     SP-1+  MIG-1    5,000      5,006,521
-----------------------------------------------------------------------------
Quakertown Hospital Authority (HPF
 Group); Series 1985 A RB
  3.75%, 07/01/05(b)(c)                   --   VMIG-1   29,100     29,100,000
-----------------------------------------------------------------------------
Schuykill County Industrial Development
 Authority (Gilberton Power Project);
 Variable Rate Resource Recovery Series
 1985 RB
  3.70%, 12/01/02(b)(c)                   A-1    --      2,300      2,300,000
-----------------------------------------------------------------------------
Wilkes-Barre (City of) Industrial De-
 velopment Authority (Toys "R" Us/Penn
 Inc. Project); Economic Development
 Series 1984 RB
  3.575%, 07/01/14(b)(c)                  --     A1      2,300      2,300,000
-----------------------------------------------------------------------------
York (City of) General Authority;
 Adjustable Rate Pooled Financing
 Series 1996 RB
  3.80%, 09/01/26(b)(c)                   A-1    --      2,575      2,575,000
-----------------------------------------------------------------------------
                                                                   61,596,521
-----------------------------------------------------------------------------
RHODE ISLAND - 0.30%
Rhode Island Port Authority and Eco-
 nomic Development Corp.
 (Newport Electric Corp. Project); En-
 ergy Facilities Series RB
  3.70%, 09/01/11(b)(c)                  A-1+  VMIG-1    2,925      2,925,000
-----------------------------------------------------------------------------
SOUTH CAROLINA - 4.14%
Rock Hill (City of); Utilities System
 RB
  3.80%, 01/01/22(b)(c)                  A-1+  VMIG-1    7,440      7,440,000
-----------------------------------------------------------------------------
South Carolina Public Service Authority
 (Santee Cooper Hydroelectric Project);
 Revenue Promissory Notes
  3.60%, 06/19/98                        A-1+    P-1    15,000     15,000,000
-----------------------------------------------------------------------------
York (County of) (North Carolina
 Electric Membership Corp.); Pooled PCR
  3.50%, Series 1984 N-3 09/15/98(b)(c)  A-1+  VMIG-1    5,000      5,000,000
-----------------------------------------------------------------------------
  3.50%, Series 1984 N-4 09/15/98(b)(c)  A-1+  VMIG-1   13,000     13,000,000
-----------------------------------------------------------------------------
                                                                   40,440,000
-----------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
TENNESSEE - 1.84%
Health and Educational Facilities Board of
 the Metropolitan Government of Nashville
 and Davidson County (Vanderbilt
 University); Adjustable Rate Series 1985
 A RB
  3.75%, 01/15/99(b)(d)                     A-1+ VMIG-1  $ 4,000 $    4,000,000
-------------------------------------------------------------------------------
Health, Educational and Housing Facility
 Board of Shelby County (Rhodes College);
 Variable Rate Demand Educational
 Facilities Series 1985 RB
  3.55%, 08/01/10(b)(c)                     A-1+   --      1,945      1,945,000
-------------------------------------------------------------------------------
Industrial Development Board of the City
 of Hendersonville (Windsor Park Project);
 Multifamily Housing Refunding Series 1998
 IDR
  3.70%, 02/15/28(b)(c)                     A-1+   --      2,000      2,000,000
-------------------------------------------------------------------------------
Industrial Development Board of the City
 of Knoxville (Toys "R" Us Inc. Project);
 Series 1984 IDR
  3.90%, 05/01/14(b)(c)                      --    A1      1,150      1,150,000
-------------------------------------------------------------------------------
Industrial Development Board of the
 Metropolitan Government of Nashville and
 Davidson County (Amberwood Ltd. Project);
 Multifamily Housing RB
  3.97%, Series 1993 A 07/01/13(b)(c)        --  VMIG-1    2,250      2,250,000
-------------------------------------------------------------------------------
  3.97%, Series 1993 B 07/01/13(b)(c)       A-1  VMIG-1    1,910      1,910,000
-------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Board (Weisgarber Partners); Floating
 Rate Series 1984 IDR
  3.35%, 12/01/14(b)(c)                     A-1+   --        700        700,000
-------------------------------------------------------------------------------
Shelby (County of); Series 1997 A BAN
  3.65%, 05/20/98                           A-1+   P-1     4,000      4,000,000
-------------------------------------------------------------------------------
                                                                     17,955,000
-------------------------------------------------------------------------------
TEXAS - 9.81%
Bexar (County of) Texas Housing Finance
 Authority (Altamonte Apt. Project);
 Series 1996 RB
  3.70%, 09/15/26(b)(c)                     A-1+   --      5,800      5,800,000
-------------------------------------------------------------------------------
Bexar (County of) Texas Housing Finance
 Authority (Fountainhead Apartments);
 Multifamily RB
  3.70%, 09/15/26(b)(c)                     A-1+   --      5,000      5,000,000
-------------------------------------------------------------------------------
Brazos River Harbor Navigation District of
 Brazoria County (Hoffman-La Roche Inc.
 Project); Series 1985 RB
  3.575%, 04/01/02(b)(c)                     --    A1      2,750      2,750,000
-------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Buckner Retirement
 Services, Inc. Project); Series 1996 RB
  3.75%, 08/15/26(b)(c)                      --  VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Greater Houston Pooled
 Health); Series 1985 A RB
  3.75%, 11/01/25(b)(c)                     A-1    --      2,800      2,800,000
-------------------------------------------------------------------------------

                                             RATING(a)     PAR
                                            S&P  MOODY'S  (000)      VALUE
TEXAS - (CONTINUED)
Harris County Health Facilities
 Development Corp. (Gulf Coast Regional
 Blood Center Project); Series 1992 Blood
 Center RB
  3.70%, 04/01/17(b)(c)                     A-1    --    $ 3,450 $    3,450,000
-------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (TIRR Project); Series
 1987 Hospital RB
  3.80%, 10/01/17(b)(c)                     --   VMIG-1    1,900      1,900,000
-------------------------------------------------------------------------------
Harris County Industrial Development
 Corp. (Baytank Inc. Project); Refunding
 Series 1998 RB
  3.70%, 02/01/20(b)(c)                    A-1+    --     25,000     25,000,000
-------------------------------------------------------------------------------
Houston (City of); Series 1997 TRAN
  4.50%, 06/30/98                          SP-1+  MIG-1   14,000     14,021,600
-------------------------------------------------------------------------------
Sabine River Pollution Control Authority
 (Texas Utilities Project); Series A RB
  3.85%, 03/01/26(b)(d)                    A-1+c VMIG-1    2,500      2,500,000
-------------------------------------------------------------------------------
Tarrant (County of) Texas Housing Finance
 Corp.
 (Windcastle Project); Multifamily
 Housing RB
  3.75%, 08/01/26(b)(c)                    A-1+    --      2,100      2,100,000
-------------------------------------------------------------------------------
Texas (State of); Series 1997 TRAN
  4.75%, 08/31/98                          SP-1+  MIG-1   16,000     16,057,864
-------------------------------------------------------------------------------
Texas Department of Housing and Community
 Affairs; SFM Tax Exempt Refunding Series
 B Commercial Paper Notes
  3.60%, 07/08/98                          A-1+    --      7,320      7,320,000
-------------------------------------------------------------------------------
Trinity River Industrial Development Au-
 thority (Radiation Sterilizers, Inc.
 Project); Variable Rate Demand IDR
  3.60%, Series 1985 A 11/01/05(b)(c)       A-1    --        500        500,000
-------------------------------------------------------------------------------
  3.60%, Series 1985 B 11/01/05(b)(c)       A-1    --      1,650      1,650,000
-------------------------------------------------------------------------------
                                                                     95,849,464
-------------------------------------------------------------------------------
UTAH - 0.44%
Intermountain Power Agency;
 Variable Rate Refunding Series 1985 F RB
  3.80%, 06/15/98                          A-1+  VMIG-1    3,000      3,001,099
-------------------------------------------------------------------------------
Salt Lake (City of); Series 1997 TRAN
  4.50%, 06/30/98                           --    MIG-1    1,300      1,301,878
-------------------------------------------------------------------------------
                                                                      4,302,977
-------------------------------------------------------------------------------
VERMONT - 0.84%
Vermont Educational and Health Buildings
 Financing Agency
 (VHA New England); Variable Rate Hospi-
 tal RB
  3.70%, Series B 12/01/25(b)(d)            A-1    Aaa     1,000      1,000,000
-------------------------------------------------------------------------------
  3.70%, Series E 12/01/25(b)(d)            A-1    Aaa     2,500      2,500,000
-------------------------------------------------------------------------------
  3.70%, Series F 12/01/25(b)(d)           A-1+    Aaa     2,100      2,100,000
-------------------------------------------------------------------------------
  3.70%, Series G 12/01/25(b)(d)           A-1+    Aaa     2,560      2,560,000
-------------------------------------------------------------------------------
                                                                      8,160,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)      VALUE


VIRGINIA - 0.52%
Fairfax (County of); Public Improvement
 Series 1997 A GO
  5.50%, 06/01/98                          AAA    --    $ 3,700 $    3,710,197
---------------------------------------------------------------------------------
Henrico (County of) Virginia Industrial
 Development Authority (Hermitage
 Project); Variable Rate Health
 Facilities Series 1994 RB
  4.00%, 05/01/24(b)(c)                    --   VMIG-1      400        400,000
---------------------------------------------------------------------------------
Industrial Development Authority of the
 City of Lynchburg (VHA
 Mid-Atlantic States, Inc.) Capital
 Asset Financing Program; Variable Rate
 Hospital Series 1985 F RB
  3.70%, 12/01/25(b)(d)                    A-1    Aaa     1,000      1,000,000
---------------------------------------------------------------------------------
                                                                     5,110,197
---------------------------------------------------------------------------------
WASHINGTON - 0.32%
Industrial Development Corp. of Port
 Townsend (Port Townsend Paper Corp.
 Project); Variable Rate Refunding
 Series 1988 A RB
  3.65%, 03/01/09(b)(c)                    --   VMIG-1    3,100      3,100,000
---------------------------------------------------------------------------------
WEST VIRGINIA - 1.48%
West Virginia Hospital Finance Authority
 (VHA Mid-Atlantic States, Inc. Capital
 Asset Financing Program); RB
  3.70%, Series 1985 B 12/01/25(b)(c)(d)  A-1+    Aaa     3,000      3,000,000
---------------------------------------------------------------------------------
  3.70%, Series 1985 C 12/01/25(b)(c)(d)  A-1+    Aaa     3,500      3,500,000
---------------------------------------------------------------------------------
  3.70%, Series 1985 H 12/01/25(b)(c)(d)   A-1    Aaa     8,000      8,000,000
---------------------------------------------------------------------------------
                                                                    14,500,000
---------------------------------------------------------------------------------
WISCONSIN - 2.37%
Milwaukee (City of); Series G GO
  5.00%, 06/15/98                          AA+    Aa1     2,165      2,170,182
---------------------------------------------------------------------------------
Wisconsin (State of); TAN
  4.50%, 06/15/98                         SP-1+  MIG-1  $21,000 .$  21,028,515
---------------------------------------------------------------------------------
                                                                    23,198,697
---------------------------------------------------------------------------------
WYOMING - 0.43%
Kemmerer (City of) (Exxon Project);
 Series 1984 PCR
  3.75%, 11/01/14(b)(d)                   A-1+    P-1     2,400      2,400,000
---------------------------------------------------------------------------------
Uinta (County of) (Chevron USA Project);
 Series 1992 PCR
  3.85%, 12/01/22(b)(d)                    --   VMIG-1    1,800      1,800,000
---------------------------------------------------------------------------------
                                                                     4,200,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.40%                                      1,000,811,834(h)
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (2.40%)                             (23,445,572)
---------------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $  977,366,262
=================================================================================

INVESTMENT ABBREVIATIONS:

 BAN Bond Anticipation                       RAN   Revenue Anticipation Notes
     Notes                                   RB    Revenue Bonds
 COP Certificates of                         TAN   Tax Anticipation Notes
     Participation                           TRAN  Tax and Revenue Anticipation Notes
 GO  General Obligation
     Bonds
 IDR Industrial Development
     Revenue Bonds
 PCR Pollution Control
     Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are not covered by Independent Auditors' Report.
(b) Demand security: payable upon demand by the Fund at specified intervals no greater than thirteen months. Interest rates are redetermined periodically. Rates shown are the rates in effect on 03/31/98.
(c) Secured by a letter of credit.
(d) Secured by bond insurance.
(e) The Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
(f) Secured by an escrow fund of U.S. Treasury obligations.
(g) Subject to an irrevocable call or mandatory put by the issuer. Par value and maturity date reflect such call or put.
(h) Also represents cost for federal income tax purposes.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

ASSETS:
Investments, at value (amortized cost)                    $1,000,811,834
------------------------------------------------------------------------
Cash                                                          28,607,473
------------------------------------------------------------------------
Interest receivable                                            7,092,995
------------------------------------------------------------------------
Investment for deferred compensation plan                         33,476
------------------------------------------------------------------------
Other assets                                                      67,106
------------------------------------------------------------------------
    Total assets                                           1,036,612,884
------------------------------------------------------------------------
LIABILITIES:
Payables for:
 Investments purchased                                        56,149,839
------------------------------------------------------------------------
 Dividends                                                     2,801,759
------------------------------------------------------------------------
 Deferred compensation                                            33,476
------------------------------------------------------------------------
Accrued administrative services fees                               5,653
------------------------------------------------------------------------
Accrued advisory fees                                            142,291
------------------------------------------------------------------------
Accrued directors' fees                                            3,167
------------------------------------------------------------------------
Accrued transfer agent fees                                        7,900
------------------------------------------------------------------------
Accrued distribution fees                                         15,595
------------------------------------------------------------------------
Accrued operating expenses                                        86,942
------------------------------------------------------------------------
    Total liabilities                                         59,246,622
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $  977,366,262
------------------------------------------------------------------------
NET ASSETS:
 Institutional Shares                                     $  896,903,856
------------------------------------------------------------------------
 Private Investment Class                                 $   80,462,406
------------------------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Institutional Shares:
 Authorized                                                3,000,000,000
------------------------------------------------------------------------
 Outstanding                                                 896,906,132
------------------------------------------------------------------------
Private Investment Class:
 Authorized                                                1,000,000,000
------------------------------------------------------------------------
 Outstanding                                                  80,462,611
------------------------------------------------------------------------
Net asset value, offering and redemption price per share           $1.00
------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 1998

INVESTMENT INCOME:
Interest income                                       $38,794,672
------------------------------------------------------------------
EXPENSES:
Advisory fees                                           2,354,337
------------------------------------------------------------------
Administrative services fees                               66,515
------------------------------------------------------------------
Transfer agent fees                                        99,968
------------------------------------------------------------------
Custody fees                                               92,785
------------------------------------------------------------------
Directors' fees                                            11,636
------------------------------------------------------------------
Distribution fees (Note 2)                                270,698
------------------------------------------------------------------
Other expenses                                            184,070
------------------------------------------------------------------
  Total expenses                                        3,080,009
------------------------------------------------------------------
Less: Fees waived and expenses assumed                   (819,259)
------------------------------------------------------------------
  Net expenses                                          2,260,750
------------------------------------------------------------------
Net investment income                                  36,533,922
------------------------------------------------------------------
Net realized gain on sales of investments                   9,664
------------------------------------------------------------------
Net increase in net assets resulting from operations  $36,543,586
==================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 1998 and 1997

                                                   1998            1997
                                               -------------  --------------
OPERATIONS:
 Net investment income                         $  36,533,922  $   34,164,404
-----------------------------------------------------------------------------
 Net realized gain on sales of investments             9,664          79,682
-----------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) of
  investments                                             --          (5,777)
-----------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                   36,543,586      34,238,309
-----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
 Institutional Shares                            (34,792,247)    (33,140,042)
-----------------------------------------------------------------------------
 Private Investment Class                         (1,741,675)     (1,024,362)
-----------------------------------------------------------------------------
Capital stock transactions - net:
 Institutional Shares                            (69,673,016)    (42,543,201)
-----------------------------------------------------------------------------
 Private Investment Class                         42,918,457       2,402,025
-----------------------------------------------------------------------------
    Net increase (decrease) in net assets        (26,744,895)    (40,067,271)
-----------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                           1,004,111,157   1,044,178,428
-----------------------------------------------------------------------------
 End of period                                 $ 977,366,262  $1,004,111,157
=============================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in):
  Institutional Shares                         $ 896,906,132  $  966,579,148
-----------------------------------------------------------------------------
  Private Investment Class                        80,462,611      37,544,154
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) on
  sales of investments                                (2,481)        (12,145)
-----------------------------------------------------------------------------
                                               $ 977,366,262  $1,004,111,157
=============================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Tax-Free Investments Co. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of one portfolio, the Cash Reserve Portfolio (the "Fund"). The Fund consists of two different classes of shares, the Institutional Cash Reserve Shares ("Institutional Shares") and the Private Investment Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity.
 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Securities Valuations - The Fund uses the amortized cost method of valuing investment portfolio securities which has been determined by the Board of Directors of the Company to represent the fair value of the Fund's investments.
B. Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Interest income is allocated to each class daily, based upon each class' pro rata share of the total shares of the Fund outstanding. Discounts, other than original issue, on short-term obligations are amortized to unrealized appreciation for financial reporting purposes.
C. Dividends and Distributions to Shareholders - It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $85,975 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in sufficient municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code, to shareholders.
E. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $500 million.
 AIM has voluntarily agreed to reduce its fee from the Fund to the extent necessary so that the amount of ordinary expenses of the Institutional Shares (excluding interest, taxes, brokerage commissions, directors' fees, extraordinary expenses and federal registration fees) paid or incurred by the Institutional Shares does not exceed 0.20% of the Institutional Shares' average daily net assets. As a result, AIM's advisory fee on the Private Investment Class is reduced in the same proportion as the Institutional Shares. For the year ended March 31, 1998, AIM reduced its advisory fee from the Fund by $683,910.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1998, the Fund reimbursed AIM $66,515 for such services.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Company, FMC acts as the exclusive distributor of capital stock of the Institutional Shares and the Private Investment Class. The Company has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class. The Plan provides that the Private Investment Class may pay up to a 0.50% maximum annual rate of the Private Investment Class' average daily net assets. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of 0.25% of the average daily net assets of the Private Investment Class to selected broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund with respect to the Private Investment Class. During the year ended March 31, 1998, the Private Investment Class paid $135,349 as compensation to FMC under the Plan. FMC waived fees of $135,349 during the same period.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. On September 20, 1997, the Board of Directors of the Fund approved appointment of AFS as transfer agent of the Fund effective December 29, 1997. During the year ended March 31, 1998, the Fund paid AFS $25,471 for such services. Prior to effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $74,497 pursuant to a transfer agency and shareholder services agreement for the period April 1, 1997 through December 28, 1997.
 During the year ended March 31, 1998, the Fund paid legal fees of $4,852 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended March 31, 1998 and 1997 were as follows:

                                    1998                             1997
                        ------------------------------  -------------------------------
                            SHARES          AMOUNT          SHARES          AMOUNT
                        --------------  --------------  --------------  ---------------
Sold:
  Institutional Shares   5,302,472,459  $5,302,472,459   4,746,443,085  $ 4,746,443,085
----------------------------------------------------------------------------------------
  Private Investment
   Class                   484,657,926     484,657,926     204,111,511      204,111,511
----------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Shares       2,107,154       2,107,154         192,345          192,345
----------------------------------------------------------------------------------------
  Private Investment
   Class                     1,514,378       1,514,378         860,021          860,021
----------------------------------------------------------------------------------------
Redeemed:
  Institutional Shares  (5,374,252,629) (5,374,252,629) (4,789,178,631)  (4,789,178,631)
----------------------------------------------------------------------------------------
  Private Investment
   Class                  (443,253,847)   (443,253,847)   (202,569,507)    (202,569,507)
----------------------------------------------------------------------------------------
Net increase (de-
 crease)                   (26,754,559) $  (26,754,559)    (40,141,176) $   (40,141,176)
========================================================================================

NOTE 5 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Institutional Shares capital stock outstanding during each of the years in the five-year period ended March 31, 1998.

                           1998         1997       1996        1995        1994
                         --------     --------  ----------  ----------  ----------
Net asset value,
beginning of period         $1.00        $1.00       $1.00       $1.00       $1.00
-----------------------  --------     --------  ----------  ----------  ----------
Income from investment
operations:
 Net investment income       0.03         0.03        0.04        0.03        0.02
-----------------------  --------     --------  ----------  ----------  ----------
Less distributions:
 Dividends from net
 investment income          (0.03)       (0.03)      (0.04)      (0.03)      (0.02)
-----------------------  --------     --------  ----------  ----------  ----------
Net asset value, end of
period                      $1.00        $1.00       $1.00       $1.00       $1.00
=======================  ========     ========  ==========  ==========  ==========
Total return                 3.55%        3.33%       3.67%       3.06%       2.33%
=======================  ========     ========  ==========  ==========  ==========
Ratios/supplemental
data:
Net assets, end of
period (000s omitted)    $896,904     $966,567  $1,009,039  $1,009,891  $1,040,595
=======================  ========     ========  ==========  ==========  ==========
Ratio of expenses to
average net assets(a)        0.20%(b)     0.20%       0.20%       0.20%       0.20%
=======================  ========     ========  ==========  ==========  ==========
Ratio of net investment
income to average net
assets(c)                    3.49%(b)     3.27%       3.59%       3.01%       2.30%
=======================  ========     ========  ==========  ==========  ==========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.27%, 0.26%, 0.26%, 0.26% and 0.28% for the periods 1998-1994, respectively.
(b) Ratios are based on average net assets of $998,079,371.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.42%, 3.21%, 3.53%, 2.95% and 2.22% for the periods 1998-1994, respectively.

--------------------------------------     ------------------------------------
--------------------------------------     ------------------------------------

INVESTMENT ADVISOR                                        PROSPECTUS
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100                             JULY 24, 1998
Houston, Texas 77046-1173
(713) 626-1919                                             TAX-FREE
                                                        INVESTMENTS CO.
DISTRIBUTOR
FUND MANAGEMENT COMPANY                               INSTITUTIONAL CASH
11 Greenway Plaza, Suite 100                            RESERVE SHARES
Houston, Texas 77046
(800) 659-1005                                  11 GREENWAY PLAZA, SUITE 100
                                                  HOUSTON, TEXAS 77046-1173
AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002
                                                                            PAGE
CUSTODIAN                                                                   ----
THE BANK OF NEW YORK
90 Washington Street, 11th Floor         Organization of the Company.......   2
New York, New York 10286                 Table of Fees and Expenses........   2
                                         Financial Highlights..............   3
TRANSFER AGENT                           Suitability for Investors.........   4
A I M FUND SERVICES, INC.                Investment Program................   4
P.O. Box 4333                            Purchase of Shares................   7
Houston, Texas 77210-4333                Redemption of Shares..............   7
                                         Determination of New Asset Value..   8
                                         Dividends.........................   8
                                         Performance Information...........   8
                                         Tax Matters.......................   9
NO PERSON HAS BEEN AUTHORIZED TO GIVE    Management of the Company.........  10
ANY INFORMATION OR TO MAKE ANY           General Information...............  11
REPRESEN-TATIONS NOT CONTAINED IN THIS   Appendix.......................... A-1
PROSPECTUS IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS, AND
IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR THE DISTRIBU-TOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER IN ANY JURISDICTION TO ANY
PERSON TO WHOM SUCH OFFERING MAY NOT
LAWFULLY BE MADE.

---------------------------------------     -----------------------------------
---------------------------------------     -----------------------------------